                                                               EXHIBT 10(i)A(10)



                                   $40,000,000

                                CREDIT AGREEMENT

                                   DATED AS OF

                                OCTOBER 31, 2001

                                      AMONG

                        NATIONAL SERVICE INDUSTRIES, INC.

                            THE LENDERS LISTED HEREIN

                                       AND

                              WACHOVIA BANK, N.A.,

               AS ADMINISTRATIVE AGENT AND LETTER OF CREDIT ISSUER

                            WACHOVIA SECURITIES, INC.

                                  SOLE ARRANGER

                                TABLE OF CONTENTS

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
ARTICLE I........................................................................................................1

DEFINITIONS......................................................................................................1
   SECTION 1.01      Definitions.................................................................................1
   SECTION 1.02      Accounting Terms and Determinations........................................................15
   SECTION 1.03      References.................................................................................15
   SECTION 1.04      Use of Defined Terms.......................................................................16
   SECTION 1.05      Terminology................................................................................16

ARTICLE II......................................................................................................16

THE CREDITS.....................................................................................................16
   SECTION 2.01      Commitments to Lend Loans..................................................................16
   SECTION 2.02      Method of Borrowing Loans..................................................................17
   SECTION 2.03      Continuation and Conversion Elections......................................................19
   SECTION 2.04      Notes......................................................................................19
   SECTION 2.05      Maturity of Loans..........................................................................20
   SECTION 2.06      Interest Rates.............................................................................20
   SECTION 2.07      Fees.......................................................................................22
   SECTION 2.08      Optional Termination or Reduction of Commitments...........................................23
   SECTION 2.09      Mandatory Termination of Commitments.......................................................23
   SECTION 2.10      Optional Prepayments.......................................................................23
   SECTION 2.11      Mandatory Prepayments......................................................................24
   SECTION 2.12      General Provisions as to Payments..........................................................24
   SECTION 2.13      Computation of Interest and Fees...........................................................27

ARTICLE III.....................................................................................................27

LETTER OF CREDIT FACILITY.......................................................................................27
   SECTION 3.01      Obligation to Issue........................................................................27
   SECTION 3.02      Types and Amounts..........................................................................27
   SECTION 3.03      Conditions.................................................................................27
   SECTION 3.04      Issuance of Letters of Credit..............................................................28
   SECTION 3.05      Reimbursement Obligations; Duties of the Issuing Lender....................................28
   SECTION 3.06      Participations.............................................................................29
   SECTION 3.07      Payment of Reimbursement Obligations.......................................................31
   SECTION 3.08      Compensation for Letters of Credit and Letter of Credit Issuer Reporting Requirements......32
   SECTION 3.09      Indemnification; Exoneration...............................................................32

ARTICLE IV......................................................................................................33

CONDITIONS TO BORROWINGS........................................................................................33
   SECTION 4.01      Conditions to First Borrowing..............................................................33
   SECTION 4.02      Conditions to All Borrowings and Issuance of any Letter of Credit..........................34
   SECTION 4.03      Determinations Under Section 4.01..........................................................35

ARTICLE V.......................................................................................................36

REPRESENTATIONS AND WARRANTIES..................................................................................36
   SECTION 5.01      Corporate Existence and Power..............................................................36
   SECTION 5.02      Corporate and Governmental Authorization; No Contravention.................................36
   SECTION 5.03      Binding Effect.............................................................................36
   SECTION 5.04      Financial Information......................................................................36
   SECTION 5.05      No Litigation..............................................................................37
   SECTION 5.06      Compliance with ERISA......................................................................37
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                                      -i-
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
   SECTION 5.07      Compliance with Laws; Payment of Taxes.....................................................37
   SECTION 5.08      Subsidiaries...............................................................................37
   SECTION 5.09      Investment Company Act.....................................................................38
   SECTION 5.10      Public Utility Holding Company Act.........................................................38
   SECTION 5.11      Ownership of Property; Liens...............................................................38
   SECTION 5.12      No Default.................................................................................38
   SECTION 5.13      Full Disclosure............................................................................38
   SECTION 5.14      Environmental Matters......................................................................38
   SECTION 5.15      Capital Stock..............................................................................39
   SECTION 5.16      Margin Stock...............................................................................39
   SECTION 5.17      Insolvency.................................................................................39
   SECTION 5.18      Insurance..................................................................................40
   SECTION 5.19      Labor Matters..............................................................................40
   SECTION 5.20      Spin-Off Documents.........................................................................40

ARTICLE VI......................................................................................................40

AFFIRMATIVE COVENANTS...........................................................................................40
   SECTION 6.01      Information................................................................................40
   SECTION 6.02      Inspection of Property, Books and Records..................................................42
   SECTION 6.03      Conduct of Business and Maintenance of Existence...........................................42
   SECTION 6.04      Compliance with Laws; Payment of Taxes.....................................................42
   SECTION 6.05      Insurance..................................................................................42
   SECTION 6.06      Maintenance of Property....................................................................42
   SECTION 6.07      Environmental Matters......................................................................43
   SECTION 6.08      Material Subsidiaries......................................................................43

ARTICLE VII.....................................................................................................43

NEGATIVE COVENANTS..............................................................................................43
   SECTION 7.01      Use of Proceeds............................................................................44
   SECTION 7.02      Consolidations, Mergers and Sales of Assets................................................44
   SECTION 7.03      Change in Fiscal Year......................................................................44
   SECTION 7.04      Transactions with Affiliates...............................................................44
   SECTION 7.05      Restricted Payments........................................................................44
   SECTION 7.06      Investments................................................................................45
   SECTION 7.07      Acquisitions...............................................................................45
   SECTION 7.08      Limitation on Liens and Subsidiary Debt....................................................45
   SECTION 7.09      Fixed Charges Coverage.....................................................................47
   SECTION 7.10      Leverage Ratio.............................................................................47
   SECTION 7.11      Minimum Stockholders Equity................................................................47
   SECTION 7.12      Multiemployer Plans........................................................................47
   SECTION 7.13      No Restrictive Agreement...................................................................47

ARTICLE VIII....................................................................................................48

DEFAULTS........................................................................................................48
   SECTION 8.01      Events of Default..........................................................................48

ARTICLE IX......................................................................................................50

THE ADMINISTRATIVE AGENT........................................................................................50
   SECTION 9.01      Appointment; Powers and Immunities.........................................................50
   SECTION 9.02      Reliance by Administrative Agent...........................................................51
   SECTION 9.03      Defaults...................................................................................51
   SECTION 9.04      Rights of Administrative Agent and its Affiliates as a Lender..............................52
   SECTION 9.05      Indemnification............................................................................52
   SECTION 9.06      Consequential Damages......................................................................52
   SECTION 9.07      Registered Holder of Loan Treated as Owner.................................................53
   SECTION 9.08      Nonreliance on Administrative Agent and Other Lenders......................................53

   SECTION 9.09      Failure to Act.............................................................................53
   SECTION 9.10      Successor Administrative Agent.............................................................53
   SECTION 9.11      Other Agents...............................................................................54

ARTICLE X.......................................................................................................54

CHANGE IN CIRCUMSTANCES; COMPENSATION...........................................................................54
   SECTION 10.01     Basis for Determining Interest Rate Inadequate or Unfair...................................54
   SECTION 10.02     Illegality.................................................................................54
   SECTION 10.03     Increased Cost and Reduced Return..........................................................55
   SECTION 10.04     Base Rate Loans Substituted for Euro-Dollar Loans..........................................56
   SECTION 10.05     Compensation...............................................................................57
   SECTION 10.06     Replacement of Lenders.....................................................................57

ARTICLE XI......................................................................................................58

MISCELLANEOUS...................................................................................................58
   SECTION 11.01     Notices....................................................................................58
   SECTION 11.02     No Waivers.................................................................................58
   SECTION 11.03     Expenses; Documentary Taxes................................................................58
   SECTION 11.04     Indemnification............................................................................58
   SECTION 11.05     Setoff; Sharing of Setoffs.................................................................59
   SECTION 11.06     Amendments and Waivers.....................................................................60
   SECTION 11.07     Independence of Covenants..................................................................60
   SECTION 11.08     Successors and Assigns.....................................................................61
   SECTION 11.09     Confidentiality............................................................................63
   SECTION 11.10     Representation by Lenders..................................................................64
   SECTION 11.11     Obligations Several........................................................................64
   SECTION 11.12     Georgia Law................................................................................64
   SECTION 11.13     Severability...............................................................................64
   SECTION 11.14     Interest...................................................................................65
   SECTION 11.15     Interpretation.............................................................................65
   SECTION 11.16     Waiver of Jury Trial; Consent to Jurisdiction..............................................65
   SECTION 11.17     Counterparts...............................................................................66
   SECTION 11.18     Source of Funds -- ERISA...................................................................66
   SECTION 11.19     Application of Existing NSI Agreement......................................................66

Schedule 1.01A             List of Spin-Off Draft Documents
Schedule 1.01B             Fiscal Year 2002 Charges
Schedule 1.01C             Fiscal Year 2001 First Quarter Charges
Schedule 1.01D             Fiscal Year 2001 Fourth Quarter Charges
Schedule 5.08              Subsidiaries
Schedule 7.05              Certain Charges Excluded From Consolidated Net Income

EXHIBIT A-1                Form of Note
EXHIBIT A-2                Form of Swing Loan Note
EXHIBIT B-1                Form of Opinion of General Counsel of the Borrower
EXHIBIT B-2                Form of Opinion of Special Counsel for the Borrower
EXHIBIT C                  Form of Guaranty
EXHIBIT D                  Form of Notice of Borrowing
EXHIBIT E                  Form of Notice of Continuation or Conversion
EXHIBIT F                  Form of Compliance Certificate
EXHIBIT G                  Form of Closing Certificate
EXHIBIT H                  Form of Officer's Certificate (Borrower)
EXHIBIT I                  Form of Indemnity, Subrogation and Contribution Agreement

                                CREDIT AGREEMENT

         CREDIT AGREEMENT dated as of October 31, 2001 among NATIONAL SERVICE INDUSTRIES, INC., the LENDERS listed on the signature pages hereof and WACHOVIA BANK, N.A., as Administrative Agent.

         The parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

SECTION 1.01 DEFINITIONS. The terms as defined in this Section 1.01 shall, for all purposes of this Agreement and any amendment hereto (except as herein otherwise expressly provided or unless the context otherwise requires), have the meanings set forth herein:

         "Acquisition" means any transaction or series of related transactions for the purpose of, or resulting in, directly or indirectly, (a) the acquisition by the Borrower or any Subsidiary of all or substantially all of the assets of a Person (other than a Subsidiary) or of any business or division of a Person (other than a Subsidiary), (b) the acquisition by the Borrower or any Subsidiary of more than 50% of any class of Voting Stock (or similar ownership interests) of any Person (provided that formation or organization of any entity shall not constitute an "Acquisition" to the extent that the amount of the Investment in such entity is permitted under Section 7.06), or (c) a merger, consolidation, amalgamation or other combination by the Borrower or any Subsidiary with another Person (other than a Subsidiary) if the Borrower or such Subsidiary is the surviving entity; provided that in any merger involving the Borrower, the Borrower must be the surviving entity.

         "Adjusted London Interbank Offered Rate" has the meaning set forth in
Section 2.06(c).

         "Administrative Agent" means Wachovia Bank, N.A., a national banking association organized under the laws of the United States of America, in its capacity as administrative agent for the Lenders, and its successors and permitted assigns in such capacity.

         "Affiliate" of any relevant Person means (i) any Person that directly, or indirectly through one or more intermediaries, controls the relevant Person (a "Controlling Person"), (ii) any Person (other than the relevant Person or a Subsidiary of the relevant Person) which is controlled by or is under common control with a Controlling Person, or (iii) any Person (other than a Subsidiary of the relevant Person) of which the relevant Person owns, directly or indirectly, 20% or more of the common stock or equivalent equity interests. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "Agreement" means this Credit Agreement, together with all amendments and supplements hereto.

         "Applicable Margin" has the meaning set forth in Section 2.06(a).

         "Assignee" has the meaning set forth in Section 11.08(c).

         "Authority" has the meaning set forth in Section 10.02.

         "Base Rate" means for any day, the rate per annum equal to the higher as of such day of (i) the Prime Rate, or (ii) one-half of one percent above the Federal Funds Rate. For purposes of determining the Base Rate for any day, changes in the Prime Rate or the Federal Funds Rate shall be effective on the date of each such change.

         "Base Rate Loan" means a Loan which bears or is to bear interest at a rate based upon the Base Rate, and is to be made as a Base Rate Loan pursuant to the applicable Notice of Borrowing, Notice of Continuation or Conversion,
Section 2.02(f), or Article IX, as applicable.

         "Borrower" means National Service Industries, Inc., a Delaware corporation, and its successors and its permitted assigns.

         "Borrowing" means a borrowing hereunder consisting of Loans made to the Borrower by the Lenders, or of a Swing Loan by Wachovia, in either case pursuant to Article II. A Borrowing is a "Base Rate Borrowing" if such Loans are Base Rate Loans, a "Euro-Dollar Borrowing" if such Loans are Euro-Dollar Loans or a "Swing Loan Borrowing" if such Loan is a Swing Loan.

         "Capital Expenditures" means for any period the sum of all capital expenditures incurred during such period by the Borrower and its Consolidated Subsidiaries, as determined in accordance with GAAP.

          "Capital Stock" means any nonredeemable capital stock of the Borrower or any Consolidated Subsidiary (to the extent issued to a Person other than the Borrower), whether common or preferred.

         "CERCLA" means the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C.ss.9601 et. seq. and its implementing regulations and amendments.

         "CERCLIS" means the Comprehensive Environmental Response Compensation and Liability Inventory System established pursuant to CERCLA.

         "Change of Law" shall have the meaning set forth in Section 10.02.

         "Closing Certificate" has the meaning set forth in Section 4.01(e).

         "Closing Date" means October 31, 2001.

         "Code" means the Internal Revenue Code of 1986, as amended, or any successor Federal tax code.

         "Commitment" means, with respect to each Lender, (i) the amount set forth opposite the name of such Lender on the signature pages hereof, and (ii) as to any Lender which enters into any LSTA Assignment (whether as transferor Lender or as Assignee thereunder), the amount of such Lender's Commitment after giving effect to such LSTA Assignment, in each case as such amount may be reduced from time to time pursuant to Sections 2.08 and 2.09.

         "Compliance Certificate" has the meaning set forth in Section 6.01(c).

         "Consolidated Debt" means at any date the Debt of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis as of such date; provided that in determining Consolidated Debt at any date, Debt described in clause (x) of the definition of "Debt" set forth in this Section shall not be included in such determination.

         "Consolidated EBITDA" for any period means the sum (without duplication) of (i) Consolidated Net Income for such period; (ii) Consolidated Interest Expense for such period, (iii) taxes on income of the Borrower and its Consolidated Subsidiaries for such period to the extent deducted in determining Consolidated Net Income for such period, (iv) Depreciation for such period, (v) amortization of intangible assets of the Borrower and its Consolidated Subsidiaries for such period, (vi) for the first Fiscal Quarter of the Fiscal Year ending August 31, 2002 only, those non-recurring charges identified on
Schedule 1.01B, (vii) for the first Fiscal Quarter of the Fiscal Year ended August 31, 2001 only, those non-cash, non-recurring charges described on
Schedule 1.01C, (viii) for the fourth Fiscal Quarter of the Fiscal Year ended August 31, 2001 only, those non-recurring charges described on Schedule 1.01D, and (ix) non-operating charges or losses, if any, of the Borrower and its Consolidated Subsidiaries for such period, minus the sum of non-operating gains, if any, of the Borrower and its Consolidated Subsidiaries for such period. In determining Consolidated EBITDA for any period, any Consolidated Subsidiary acquired during such period by the Borrower or any other Consolidated Subsidiary shall be included on a pro forma, historical basis as if it had been a Consolidated Subsidiary for the entire period.

         "Consolidated Fixed Charges" for any period means the sum of (i) Consolidated Interest Expense for such period, (ii) Current Maturities of Long Term Debt scheduled to be made during such period, and (iii) Insurance Settlement Payments paid during such period; provided that Consolidated Fixed Charges shall be determined without regard to discontinued operations directly related to L & C Spinco, Inc., a Delaware corporation.

         "Consolidated Interest Expense" for any period means interest expense in respect of Debt of the Borrower or any of its Consolidated Subsidiaries outstanding during such period.

         "Consolidated Net Income" means, for any period, the Net Income of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis, but excluding (i) extraordinary items and (ii) any equity interests of the Borrower or any Subsidiary in the unremitted earnings of any Person that is not a Subsidiary; provided that Consolidated Net Income shall be (i) determined without regard to discontinued operations directly relating to L & C Spinco, Inc., a Delaware corporation, and (ii) reduced by the aggregate amount of expenses incurred by the Borrower in connection with the consummation of the Spin-Off Transaction.

         "Consolidated Operating Profits" means, for any period, the Operating Profits of the Borrower and its Consolidated Subsidiaries.

         "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which, in accordance with GAAP, would be consolidated with those of the Borrower in its consolidated financial statements as of such date.

         "Consolidated Total Assets" means, at any time, the total assets of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries, prepared in accordance with GAAP; provided that Consolidated Total Assets determined for any day prior to the Spin-Off Date shall be reduced by the L & C Spinco Net Asset Amount.

         "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414 of the Code.

         "Current Maturities of Long Term Debt" means, for any period, all payments in respect of Long Term Debt (other than the Loans) that are required to be made by the Borrower or any Subsidiary during such period, whether or not the obligation to make such payments would constitute a current liability of the obligor under GAAP.

         "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under capital leases,
(v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance, (vi) all Redeemable Preferred Stock of such Person (in the event such Person is a corporation),
(vii) all obligations of such Person to reimburse any bank or other Person in respect of amounts paid or to be paid under a letter of credit or similar instrument, (viii) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, (ix) all obligations of such Person with respect to interest rate protection agreements, foreign currency exchange agreements or other hedging arrangements (valued as the termination value thereof computed in accordance with a method approved by the International Swap Dealers Association and agreed to by such Person in the applicable hedging agreement, if any), (x) all principal amounts outstanding and owed to parties other than the Borrower or any Subsidiary in respect of securitizations or similar arrangements, (xi) all Debt of others Guaranteed by such Person and (xii) the principal portion of all obligations of such Person under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease under GAAP.

         "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

         "Default Rate" means, with respect to any Loan, on any day, the sum of 2% plus the then highest interest rate (including the Applicable Margin) which may be applicable to any Loans hereunder (irrespective of whether any such type of Loans are actually outstanding hereunder).

         "Depreciation" means for any period the sum of all depreciation expenses of the Borrower and its Consolidated Subsidiaries for such period, as determined in accordance with GAAP.

         "Dividends" means for any period the sum of all dividends and other distributions paid or declared during such period in respect of any Capital Stock and Redeemable Preferred Stock (other than dividends paid or payable in the form of additional Capital Stock).

         "Dollars" or "$" means dollars in lawful currency of the United States of America.

         "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial lenders in Georgia are authorized by law to close.

         "Environmental Authority" means any foreign, federal, state, local or regional government that exercises any form of jurisdiction or authority under any Environmental Requirement.

         "Environmental Authorizations" means all licenses, permits, orders, approvals, notices, registrations or other legal prerequisites for conducting the business of the Borrower or any Subsidiary required by any Environmental Requirement.

         "Environmental Judgments and Orders" means all judgments, decrees or orders arising from or in any way associated with any Environmental Requirements, whether or not entered upon consent, or written agreements with an Environmental Authority or other entity arising from or in any way associated with any Environmental Requirement, whether or not incorporated in a judgment, decree or order.

         "Environmental Liabilities" means any liabilities, whether accrued, contingent or otherwise, arising from and in any way associated with any Environmental Requirements.

         "Environmental Notices" means notice from any Environmental Authority or by any other person or entity, of possible or alleged noncompliance with or liability under any Environmental Requirement, including without limitation any complaints, citations, demands or requests from any Environmental Authority or from any other person or entity for correction of any violation of any Environmental Requirement or any investigations concerning any violation of any Environmental Requirement.

         "Environmental Proceedings" means any judicial or administrative proceedings arising from or in any way associated with any Environmental Requirement.

         "Environmental Releases" means releases as defined in CERCLA or under any applicable state or local environmental law or regulation.

         "Environmental Requirements" means any legal requirement relating to health, safety or the environment and applicable to the Borrower, any Subsidiary or the Properties, including but not limited to any such requirement under CERCLA or similar state legislation and all federal, state and local laws, ordinances, regulations, orders, writs, decrees and common law.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor law. Any reference to any provision of ERISA shall also be deemed to be a reference to any successor provision or provisions thereof.

         "Euro-Dollar Business Day" means any Domestic Business Day on which dealings in Dollar deposits are carried out in the London interbank market.

         "Euro-Dollar Loan" means a Loan which bears or is to bear interest at a rate based upon the Adjusted London Interbank Offered Rate, and to be made as a Euro-Dollar Loan pursuant to a Notice of Borrowing or continued as or converted to a Euro-Dollar Loan pursuant to a Notice of Continuation or Conversion.

         "Euro-Dollar Reserve Percentage" has the meaning set forth in Section 2.06(c).

         "Event of Default" has the meaning set forth in Section 8.01.

         "Existing NSI Agreement" means the Credit Agreement dated as of July 15, 1999, among the Borrower, certain of its Subsidiaries, the Banks listed therein, Bank One, NA (as successor to The First National Bank of Chicago), as Administrative Agent, Wachovia Bank, N.A., as Syndication Agent, and SunTrust Bank (formerly SunTrust Bank, Atlanta), as Documentation Agent, as the same may have been supplemented, amended, restated or otherwise modified from time to time prior to the Closing Date.

         "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the next higher 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and
(ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to the Administrative Agent on such day on such transactions, as determined by the Administrative Agent.

         "Fiscal Quarter" means any fiscal quarter of the Borrower.

         "Fiscal Year" means any fiscal year of the Borrower.

         "Foreign Subsidiary" means any Subsidiary which is not organized or created under the laws of the United States of America or any state thereof or the District of Columbia.

         "GAAP" means generally accepted accounting principles applied on a basis consistent with those which, in accordance with Section 1.02, are to be used in making the calculations for purposes of determining compliance with the terms of this Agreement.

         "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

         "Guarantor" shall mean the Initial Guarantor (on and after the Spin-Off
Date) and each Material Subsidiary that executes a joinder agreement to the Guaranty pursuant to Section 6.08.

         "Guaranty" shall mean the Guaranty Agreement to be executed and delivered by the Initial Guarantor to the Administrative Agent on the Spin-Off Date, substantially in the form of Exhibit C hereto, as amended, restated, supplemented or otherwise modified from time to time.

         "Hazardous Materials" includes, without limitation, (a) solid or hazardous waste, as defined in the Resource Conservation and Recovery Act of 1980, 42 U.S.C. ss. 6901 et seq. and its implementing regulations and amendments, or in any applicable state or local law or regulation, (b) "hazardous substance", "pollutant", or "contaminant" as defined in CERCLA, or in any applicable state or local law or regulation, (c) gasoline, or any other petroleum product or by-product, including, crude oil or any fraction thereof,
(d) toxic substances, as defined in the Toxic Substances Control Act of 1976, or in any applicable state or local law or regulation and (e) insecticides, fungicides, or rodenticides, as defined in the Federal Insecticide, Fungicide, and Rodenticide Act of 1975, or in any applicable state or local law or regulation, as each such Act, statute or regulation may be amended from time to time.

         "Income Available for Fixed Charges" for any period means Consolidated EBITDA for such period minus the sum of (i) Capital Expenditures paid during such period and (ii) Dividends (other than (i) Dividends paid or declared in each of the 4 Fiscal Quarters of the Fiscal Year ended August 31, 2001, but only to the extent that the aggregate amount of Dividends paid in such Fiscal Quarter exceeds $450,000, and (ii) Dividends paid in the Fiscal Quarter ending November 30, 2001, but only to the extent that the aggregate amount of Dividends paid in such Fiscal Quarter exceeds an amount equal to $450,000) paid or declared during such period by the Borrower in accordance with GAAP.

         "Indemnity, Subrogation and Contribution Agreement" shall mean that certain Indemnity, Subrogation and Contribution Agreement when and if executed by the Borrower and the Guarantors, substantially in the form of Exhibit I hereto.

         "Initial Borrowing" shall have the meaning set forth in Section
2.01(a).

         "Initial Guarantor" shall mean National Service Industries, Inc., a California corporation, and its successors and permitted assigns.

         "Insurance Settlements" means any and all judgments entered, and any and all settlement arrangements entered into from time to time by the Borrower, or any Subsidiary, with respect to certain claims and litigation to which the Borrower or any Subsidiary is a party and which are described in the Side Letter, as such judgments and settlement arrangements may be modified, amended or supplemented.

         "Insurance Settlement Payments" shall mean all payments made by the Borrower or any Subsidiary in respect of Insurance Settlements to the extent such payments exceed insurance proceeds received or to be received (to the reasonable satisfaction of the Administrative Agent) by the Borrower and its Subsidiaries in connection with the same, as determined in accordance with GAAP, but excluding amounts paid by the Borrower in connection with any Potential Shortfall Liabilities.

         "Interest Period" means with respect to each Euro-Dollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the first, second, third or sixth month thereafter, as the Borrower may elect in the applicable Notice of Borrowing; provided that:

                  (A) any Interest Period (subject to paragraph (c) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

                  (B) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall, subject to paragraph (c) below, end on the last Euro-Dollar Business Day of the appropriate subsequent calendar month; and

                  (C) no Interest Period may be selected which begins before the Termination Date and would otherwise end after the Termination Date.

         "Investment" means any investment in any Person, whether by means of
(i) purchase or acquisition of all or substantially all of the assets of such Person (or of a division or line of business of such Person), (ii) purchase or acquisition of obligations or securities of such Person, (iii) capital contribution to such Person, (iv) loan or advance to such Person, (v) making of a time deposit with such Person, (vi) Guarantee or assumption of any obligation of such Person or (vii) by any other means.

         "IRS" means the United States Internal Revenue Service, or any successor agency performing similar functions.

         "L & C Spinco Net Asset Amount" means an amount equal to the amount of net assets of L & C Spinco, Inc., a Delaware corporation, as of the Closing Date, but less than $400,000,000.

         "Lender" means each lender listed on the signature pages hereof as having a Commitment, and its successors and assigns.

         "Lending Office" means, as to each Lender, (i) its office located at its address set forth on the signature pages hereof (or identified on the signature pages hereof as its Lending Office) and (ii) as to any Lender which enters into any LSTA Assignment (whether as transferor Lender or as Assignee thereunder), as set forth in such LSTA Assignment, or in each case such other office as such Lender may hereafter designate as its Lending Office by notice to the Borrower and the Administrative Agent.

         "Letter of Credit" means a commercial letter of credit issued by the Letter of Credit Issuer for the account of the Borrower pursuant to Article III.

         "Letter of Credit Application Agreement" shall mean, with respect to a Letter of Credit, such form of application therefor (whether in a single or several documents) as the Letter of Credit Issuer may employ in the ordinary course of business for its own account, whether or not providing for collateral security, with such modifications thereto as may by agreed upon by the Letter of Credit Issuer and the Borrower and are not materially adverse to the interests of the Lenders; provided, however, that in the event of any conflict between the terms of any Letter of Credit Application Agreement and this Agreement, the terms of this Agreement shall control.

         "Letter of Credit Fee" has the meaning set forth in Section 3.08.

         "Letter of Credit Issuer" means Wachovia.

         "Letter of Credit Obligations" means, at any particular time, the sum of (a) the Reimbursement Obligations at such time, (b) the aggregate maximum amount available for drawing under the Letters of Credit at such time and (c) the aggregate maximum amount available for drawing under Letters of Credit the issuance of which has been authorized by the Letter of Credit Issuer but which have not yet been issued.

         "Leverage Ratio" means, for any fiscal period, the ratio of Consolidated Debt as of the last day of such fiscal period to Consolidated EBITDA for the period of 4 consecutive Fiscal Quarters ending on the last day of such fiscal period.

         "Lien" means, with respect to any asset, any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement which has the practical effect of constituting a security interest or encumbrance, or encumbrance or servitude of any kind in respect of such asset to secure or assure payment of a Debt or a Guarantee, whether by consensual agreement or by operation of statute or other law, or by any agreement, contingent or otherwise, to provide any of the foregoing. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

         "Loan" means a Base Rate Loan, Euro-Dollar Loan or Swing Loan, and "Loans" means Base Rate Loans, Euro-Dollar Loans, Swing Loans, or any or all of them, as the context shall require.

         "Loans" means Base Rate Loans or Euro-Dollar Loans made pursuant to the terms and conditions set forth in Section 2.01.

         "Loan Documents" means this Agreement, the Notes, the Swing Loan Note, the Guaranty, any Letter of Credit Application Agreement, any other document evidencing, relating to or securing the Loans or the Letters of Credit, and any other document or instrument delivered from time to time in connection with this Agreement, the Notes, the Swing Loan Note, the Guaranty, the Loans or the Letters of Credit, as such documents and instruments may be amended or supplemented from time to time.

         "London Interbank Offered Rate" has the meaning set forth in Section 2.06(c).

         "Long Term Debt" means any Debt of the Borrower or any Subsidiary having a maturity of more than 1 year from the date as of which the amount thereof is to be determined or having a maturity of less than 1 year but by its terms being renewable or extendible beyond 1 year from such date at the option of the obligor.

         "LSTA Assignment" means any form of Assignment Agreement approved from time to time by the Loan Syndications and Trading Association.

         "LSTA Confidentiality Agreement" means any form of Confidentiality Agreement approved from time to time by the Loan Syndications and Trading Association.

         "Margin Stock" means "margin stock" as defined in Regulations T, U or X.

         "Material Adverse Effect" means, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of (a) the financial condition, operations, business, properties or prospects of the Borrower and its Consolidated Subsidiaries taken as a whole, (b) the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents, or the ability of the Borrower or any Guarantor to perform its obligations under the Loan Documents to which it is a party, as applicable, or (c) the legality, validity or enforceability of any Loan Document. All determinations made by the Administrative Agent or the Required Lenders as to whether a Material Adverse Effect has occurred or exists shall be made reasonably and in good faith.

         "Material Subsidiary" means at any time any Subsidiary of the Borrower which has (i) total assets on the last day of the Fiscal Quarter most recently ended equal to or greater than 5% of Consolidated Total Assets on the last day of the Fiscal Quarter most recently ended, or (ii) Operating Profits for the period of 4 consecutive Fiscal Quarters most recently ended prior to such date equal to or greater than 5% of Consolidated Operating Profits for such period of 4 consecutive Fiscal Quarters.

         "Moody's" means Moody's Investor Service, Inc.

         "Multiemployer Plan" shall have the meaning set forth in Section 4001(a)(3) of ERISA.

         "Net Income" means, as applied to any Person for any period, the aggregate amount of net income of such Person, after taxes, for such period, as determined in accordance with GAAP.

         "Net Proceeds of Capital Stock" means any proceeds received by the Borrower or a Consolidated Subsidiary in respect of the issuance of Capital Stock, after deducting therefrom all reasonable and customary costs and expenses incurred by the Borrower or such Consolidated Subsidiary directly in connection with the issuance of such Capital Stock.

         "Notes" means the promissory notes of the Borrower, substantially in the form of Exhibit A-1, evidencing the obligation of the Borrower to repay Loans, together with all amendments, consolidations, modifications, renewals and supplements thereto.

         "Notice of Borrowing" has the meaning set forth in Section 2.02(a).

         "Notice of Continuation or Conversion" has the meaning set forth in
Section 2.03.

         "Officer's Certificate" has the meaning set forth in Section 4.01(f).

         "Operating Profits" means, as applied to any Person for any period, the operating income of such Person for such period, as determined in accordance with GAAP.

         "Participant" has the meaning set forth in Section 11.08(b).

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "Performance Pricing Determination Date" has the meaning set forth in
Section 2.06(a).

         "Permitted Acquisition" means any Acquisition by the Borrower or a Subsidiary of any business which is engaged in the same or similar line of business as the Borrower and its Subsidiaries, with respect to which each of the following requirements shall have been satisfied:

                  (a) as of the closing of such Acquisition, such Acquisition has been approved and recommended by the board of directors of the Person to be acquired or from which such business is to be acquired;

                  (b) the Purchase Price of such Acquisition does not exceed $20,000,000;

                  (c) not less than 10 Domestic Business Days prior to the closing of such Acquisition, the Borrower shall have delivered to the Administrative Agent a certificate, (A) certifying compliance with the terms and conditions of the Loan Documents, after giving effect to such Acquisition, and
(B) including pro forma income and balance sheet projections for the Borrower and its Consolidated Subsidiaries (after giving effect to such Acquisition);

                  (d) as of the closing of such Acquisition, after giving effect to such Acquisition, the acquiring party must not be "insolvent" and the Borrower and its Consolidated Subsidiaries, on a consolidated basis, must not be "insolvent" (as "insolvent" is defined in Section 5.17); and

                  (e) as of the closing of such Acquisition, no Default shall exist or occur as a result of, and after giving effect to, such Acquisition.

         "Person" means an individual, a corporation, a partnership, an unincorporated association, a trust or any other entity or organization, including, but not limited to, a government or political subdivision or an agency or instrumentality thereof.

         "Plan" means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under
Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of any member of the Controlled Group or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding 5 plan years made contributions.

         "Potential Shortfall Liabilities" means any potential liability of the Borrower relating to the re-allocation of shares of insolvent parties under prior group settlement agreements which are described in the Side Letter.

         "Prime Rate" refers to that interest rate so denominated and set by Wachovia from time to time as an interest rate basis for borrowings. The Prime Rate is but one of several interest rate bases used by Wachovia. Wachovia lends at interest rates above and below the Prime Rate.

         "Properties" means all real property owned, leased or otherwise used or occupied by the Borrower or any Subsidiary, wherever located.

         "Proprietary Information" has the meaning set forth in Section 11.09.

         "Purchase Price" means, with respect to any Acquisition, all direct, indirect, and deferred cash payments made to or for the benefit of the Person being acquired (or whose assets are being acquired), its shareholders, officers, directors, employees, or Affiliates in connection with such Acquisition, including, without limitation, the amount of any Debt being assumed in connection with such Acquisition, seller financing, and payments (but only to the extent that the amount of such payments materially exceeds the amount of payments customarily paid in connection with similar agreements entered into with acquisitions similar to the Acquisition) under non-competition or consulting agreements entered into in connection with such Acquisition and similar agreements (and including the value of any other non-cash consideration and the value of any stock, options, or warrants or other rights to acquire stock issued as part of the consideration in such transaction); provided that, for the purposes hereof, non-competition agreements and consulting agreements shall be valued at their present value discounted over the term of such agreement at the Base Rate in effect at the time of the Acquisition.

         "Quarterly Payment Date means each March 31, June 30, September 30 and December 31, or, if any such day is not a Domestic Business Day, the next succeeding Domestic Business Day.

         "Redeemable Preferred Stock" of any Person means any preferred stock issued by such Person which is at any time prior to the Termination Date either
(i) mandatorily redeemable (by sinking fund or similar payments or otherwise) or
(ii) redeemable at the option of the holder thereof.

         "Register" has the meaning set forth in Section 11.08(c).

         "Regulation T" means Regulation T of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

         "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

         "Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

         "Reimbursement Obligations" means the reimbursement or repayment obligations of the Borrower to the Letter of Credit Issuer pursuant to Section
3.05 with respect to Letters of Credit.

         "Related Fund" means, with respect to any Lender that is a fund that invests in lender loans, any other fund that invests in lender loans and is advised or managed by the same investment advisor as such Lender.

         "Reported Net Income" means, for any period, the Net Income of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis.

         "Required Lenders" means at any time Lenders having more than 50% of the aggregate amount of the Commitments or, if the Commitments are no longer in effect, Lenders whose outstanding principal amount of Loans and pro rata share of Letter of Credit Obligations exceed 50% of the sum of the aggregate outstanding principal amount of the Loans and the Letter of Credit Obligations.

         "Restricted Payment" means (i) any dividend or other distribution on any shares of the Borrower's Capital Stock (except dividends payable solely in shares of its Capital Stock) or (ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any shares of the Borrower's Capital Stock (except shares acquired upon the conversion thereof into other shares of its Capital Stock) or (b) any option, warrant or other right to acquire shares of the Borrower's Capital Stock.

         "S&P" means Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc.

         "Side Letter" means that certain letter from the Borrower to the Administrative Agent, dated October 3, 2001, which describes certain (i) claims and litigation to which the Borrower and/or its Subsidiaries are parties, and
(ii) potential liabilities of the Borrower relating to the re-allocation of shares of insolvent parties under prior group settlement agreements.

         "Spin-Off Date" means the date on which the Spin-Off Transaction is consummated in accordance with the Spin-Off Documents.

         "Spin-Off Documents" means the Spin-Off Draft Documents, with no material changes thereto, unless such material changes are approved by the Administrative Agent (such approval not to be unreasonably withheld), as executed and delivered by all the parties thereto.

         "Spin-Off Draft Documents" means the most recent drafts of those documents set forth on Schedule 1.01A, in the form most recently delivered to the Administrative Agent on or prior to the Closing Date.

         "Spin-Off Period Termination Date" means December 31, 2001, but only if the Spin-Off Date has not occurred prior to such date.

         "Spin-Off Transaction" means the transaction contemplated by the Spin-Off Documents.

         "Stockholders' Equity" means, at any time, the shareholders' equity of the Borrower and its Consolidated Subsidiaries, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries prepared in accordance with GAAP, but excluding any Redeemable Preferred Stock of the Borrower or any of its Consolidated Subsidiaries.

         "Subsidiary" of any Person means a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interest having such power only by reason of the happening of a contingency) to elect a majority of the board of directors of other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

         "Swing Loan" means a Loan made by Wachovia pursuant to Section 2.01(b).

         "Swing Loan Note" means the promissory note of the Borrower substantially in the form of Exhibit A-2, evidencing the obligation of the Borrower to repay the Swing Loans, together with all amendments, consolidations, modifications, renewals and supplements thereto.

         "Swing Loan Rate" means for any day the rate per annum equal to the Federal Funds Rate for such day plus the Applicable Margin for such day plus 0.10% per annum.

         "Taxes" has the meaning set forth in Section 2.12(c).

         "Termination Date" means the earlier of (i) October 31, 2004; (ii) the Spin-Off Period Termination Date; (iii) the date the Commitments are terminated pursuant to Section 8.01 following the occurrence of an Event of Default; or
(iv) the date the Borrower terminates the Commitments entirely pursuant to
Section 2.08.

         "Third Parties" means all lessees, sublessees, licensees and other users of the Properties, excluding those users of the Properties in the ordinary course of the Borrower's business and on a temporary basis.

         "Unfunded Vested Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the present value of all vested nonforfeitable benefits under such Plan exceeds (ii) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the Controlled Group to the PBGC or the Plan under Title IV of ERISA.

         "Unused Commitment" means at any date, with respect to any Lender, an amount equal to its Commitment less the aggregate outstanding principal amount of its Loans (but not Swing Loans) and its pro rata share of the Letter of Credit Obligations.

         "Voting Stock" means securities (as such term is defined in Section 2(1) of the Securities Act of 1933, as amended) of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

         "Wachovia" means Wachovia Bank, N.A., a national banking association, and its successors.

         "Wholly Owned Subsidiary" means any Subsidiary all of the shares of capital stock or other ownership interests of which (except (i) directors' qualifying shares, (ii) Redeemable Preferred Stock, and (iii) in the case of any Foreign Subsidiary, such nominal ownership interests which are required to be held by third parties under the laws of the foreign jurisdiction under which such Foreign Subsidiary was incorporated or organized) are at the time directly or indirectly owned by the Borrower.

         SECTION 1.02 ACCOUNTING TERMS AND DETERMINATIONS. Unless otherwise specified herein, all terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants or otherwise required by a change in GAAP) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Lenders unless with respect to any such change concurred in by the Borrower's independent public accountants or required by GAAP, in determining compliance with any of the provisions of this Agreement or any of the other Loan
Documents: (i) the Borrower shall have objected to determining such compliance on such basis at the time of delivery of such financial statements, or (ii) the Required Lenders shall so object in writing within 30 days after the delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 5.01 hereof, shall mean the financial statements referred to in
Section 4.04).

         SECTION 1.03 REFERENCES. Unless otherwise indicated, references in this Agreement to "Articles", "Exhibits", "Schedules", "Sections" and other Subdivisions are references to articles, exhibits, schedules, Sections and other subdivisions hereof.

         SECTION 1.04 USE OF DEFINED TERMS. All terms defined in this Agreement shall have the same defined meanings when used in any of the other Loan Documents, unless otherwise defined therein or unless the context shall require otherwise.

         SECTION 1.05 TERMINOLOGY. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

                                   ARTICLE II

                                   THE CREDITS

         SECTION 2.01 COMMITMENTS TO LEND LOANS. (a) Each Lender severally agrees, on the terms and conditions set forth herein, to make Loans to the Borrower from time to time before the Termination Date; provided that,

                           (i) immediately after each such Loan is made, the aggregate outstanding principal amount of Loans by such Lender and such Lender's pro rata share of all Letter of Credit Obligations shall not exceed the amount of its Commitment, and

                           (ii) the aggregate outstanding principal amount of all Loans and the Letter of Credit Obligations shall not exceed the aggregate amount of the Commitments.

Each Borrowing, other than the first Borrowing, under this Section shall be in an aggregate principal amount of $1,000,000 or any larger integral multiple of $100,000 (except that any such Borrowing may be in the aggregate amount of the Unused Commitments) and shall be made from the several Lenders ratably in proportion to their respective Commitments. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, the first Borrowing under this Agreement (the "Initial Borrowing") shall not exceed $2,000,000 prior to the Spin-Off Date. Within the foregoing limits, the Borrower may borrow under this Section, repay or, to the extent permitted by Section 2.10, prepay Loans and reborrow under this Section at any time before the Termination Date.

                  (b) In addition to the foregoing, Wachovia shall from time to time, so long as it is a Lender and the Administrative Agent under this Agreement, upon the request of the Borrower, if the applicable conditions precedent in Article IV have been satisfied, make Swing Loans to the Borrower in an aggregate principal amount at any time outstanding not exceeding $10,000,000 and with a maturity date of up to 30 days (but in no event later than the Termination Date) as specified by the Company in such request; provided that, immediately after such Swing Loan is made, the conditions set forth in clauses
(i) and (ii) of Section 2.01(a) shall have been satisfied. Each Swing Loan Borrowing under this Section 2.01(b) shall be in an aggregate principal amount of $200,000 or any larger multiple of $100,000. Within the foregoing limits, the Borrower may borrow under this Section 2.01(b), prepay and reborrow under this
Section 2.01(b) at any time before the Termination Date. Subject to Section 2.01(a)(ii), Swing Loans shall not be considered a utilization of the Commitment of Wachovia or of any other Lender hereunder. At any time following the occurrence of a Default, upon the request of

Wachovia, each Lender other than Wachovia shall, on the second Domestic Business Day after such request is made, purchase a participating interest in Swing Loans in an amount equal to its ratable share (based upon its respective Commitment) of such Swing Loans and upon such purchase such Swing Loans shall automatically be converted into Base Rate Loans, all without regard to whether any of the conditions set forth in Section 4.02 have not been satisfied at the time of such conversion or purchase. On such second Domestic Business Day, each Lender will immediately transfer to Wachovia, in immediately available funds, the amount of its participation. Whenever, at any time after Wachovia has received from any such Lender its participating interest in a Swing Loan, the Administrative Agent receives any payment on account thereof, the Administrative Agent will distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded); provided, however, that in the event that such payment received by the Administrative Agent is required to be returned, such Lender will return to the Administrative Agent any portion thereof previously distributed by the Administrative Agent to it. Each Lender's obligation to purchase such participating interests shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation: (i) any set-off, counterclaim, recoupment, defense or other right which such Lender or any other Person may have against Wachovia requesting such purchase or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or the termination of the Commitments; (iii) any adverse change in the condition (financial or otherwise) of the Borrower or any other Person; (iv) any breach of this Agreement by the Borrower or any other Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

         SECTION 2.02      METHOD OF BORROWING LOANS.

                  (a) The Borrower shall give the Administrative Agent notice (a "Notice of Borrowing"), which shall be substantially in the form of Exhibit D, prior to (i) 11:00 A.M. (Atlanta, Georgia time) on the same Domestic Business Day of each Base Rate Borrowing or Swing Loan Borrowing (provided that a notice of a Swing Loan Borrowing may be given telephonically by the Borrower by such time, if such notice is confirmed in writing prior to 4:00 P.M. (Atlanta, Georgia time) on such day), and (ii) 12:00 P.M. (Atlanta, Georgia time) at least 3 Euro-Dollar Business Days before each Euro-Dollar Borrowing, specifying:

                           (i) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Base Rate Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

                           (ii)     the aggregate amount of such Borrowing,

                           (iii) whether the Loans comprising such Borrowing are to be Base Rate Loans or Euro-Dollar Loans, or stating that such Borrowing is to be a Swing Loan Borrowing, and

                           (iv) in the case of a Euro-Dollar Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

                  (b) Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly notify each Lender of the contents thereof and (unless such Borrowing is a Swing Loan Borrowing) of such Lender's ratable share of such Borrowing and such Notice of Borrowing, once received by the Administrative Agent, shall not thereafter be revocable by the Borrower.

                  (c) Not later than 12:00 P.M. (Atlanta, Georgia time) on the date of each Borrowing, each Lender shall (except as provided in paragraph
(d) of this Section) make available its ratable share of such Borrowing, in Federal or other funds immediately available in Atlanta, Georgia, to the Administrative Agent at its address determined pursuant to Section 10.01. Unless the Administrative Agent determines that any applicable condition specified in
Article III has not been satisfied, the Administrative Agent will make the funds so received from the Lenders available to the Borrower at the Administrative Agent's aforesaid address. Unless the Administrative Agent receives notice from a Lender, at the Administrative Agent's address referred to in or specified pursuant to Section 10.01, no later than 4:00 P.M. (local time at such address) on the Domestic Business Day before the date of a Borrowing stating that such Lender will not make a Loan in connection with such Borrowing, the Administrative Agent shall be entitled to assume that such Lender will make a Loan in connection with such Borrowing and, in reliance on such assumption, the Administrative Agent may (but shall not be obligated to) make available such Lender's ratable share of such Borrowing to the Borrower for the account of such Lender. If the Administrative Agent makes such Lender's ratable share available to the Borrower and such Lender does not in fact make its ratable share of such Borrowing available on such date, the Administrative Agent shall be entitled to recover such Lender's ratable share from such Lender or the Borrower (and for such purpose shall be entitled to charge such amount to any account of the Borrower maintained with the Administrative Agent), together with interest thereon for each day during the period from the date of such Borrowing until such sum shall be paid in full at a rate per annum equal to (x) the Federal Funds Rate from the date such payment is due until the 3rd Domestic Business Day following such date, and (y) the Base Rate thereafter, provided that (i) any such payment by the Borrower of such Lender's ratable share and interest thereon shall be without prejudice to any rights that the Borrower may have against such Lender and (ii) until such Lender has paid its ratable share of such Borrowing, together with interest pursuant to the foregoing, it will have no interest in or rights with respect to such Borrowing for any purpose hereunder. If the Administrative Agent does not exercise its option to advance funds for the account of such Lender, it shall forthwith notify the Borrower of such decision. Unless the Administrative Agent determines that any applicable condition specified in Article IV has not been satisfied, Wachovia will make available to the Borrower at Wachovia's Lending Office the amount of any such Borrowing which is a Swing Loan Borrowing.

                  (d) Notwithstanding anything to the contrary contained in this Agreement, no Borrowing may be made if there shall have occurred a Default, which Default shall not have been cured or waived.

                  (e) In the event that a Notice of Borrowing fails to specify whether the Loans comprising such Borrowing are to be Base Rate Loans or Euro-Dollar Loans, such Loans shall be made as Base Rate Loans. If the Borrower is otherwise entitled under this Agreement to repay any Loans maturing at the end of an Interest Period applicable thereto with the proceeds of a new Borrowing, and the Borrower fails to repay such Loans using its own moneys and fails to give a Notice of Borrowing in connection with such new Borrowing, a new Borrowing shall be deemed to be made on the date such Loans mature in an amount equal to the principal amount of the Loans so maturing, and the Loans comprising such new Borrowing shall be Base Rate Loans.

                  (f) Notwithstanding anything to the contrary contained herein, there shall not be more than 10 Interest Periods outstanding at any given time.

         SECTION 2.03 CONTINUATION AND CONVERSION ELECTIONS. By delivering a notice (a "Notice of Continuation or Conversion"), which shall be substantially in the form of Exhibit E, to the Administrative Agent on or before 12:00 P.M., Atlanta, Georgia time, on a Domestic Business Day (or Euro-Dollar Business Day, in the case of Euro-Dollar Loans outstanding), the Borrower may from time to time irrevocably elect, by notice on the same Domestic Business Day, in the case of Base Rate Loans, or 3 Euro-Dollar Business Days, in the case of Euro-Dollar Loans, that all, or any portion in an aggregate principal amount of $1,000,000 or any larger integral multiple of $100,000 be, (i) in the case of Base Rate Loans, converted into Euro-Dollar Loans or (ii) in the case of Euro-Dollar Loans, converted into Base Rate Loans or continued as Euro-Dollar Loans (in the absence of delivery of a Notice of Continuation or Conversion with respect to any Euro-Dollar Loan at least 3 Euro-Dollar Business Days before the last day of the then current Interest Period with respect thereto, such Euro-Dollar Loan shall, on such last day, automatically convert to a Base Rate
Loan); provided, however, that (x) each such conversion or continuation shall be pro rated among the applicable outstanding Loans of all Lenders that have made such Loans, and (y) no portion of the outstanding principal amount of any Loans may be continued as, or be converted into, any Euro-Dollar Loan when any Default has occurred and is continuing.

SECTION 2.04      NOTES.

         (a) Upon request of any Lender, made through the Administrative Agent, the Loans of each Lender may be evidenced by a single Note payable to the order of such Lender for the account of its Lending Office in an amount equal to the original principal amount of such Lender's Commitment. The Swing Loans shall be evidenced by a single Swing Loan Note payable to the order of Wachovia in the original principal amount of $5,000,000.

         (b) Upon receipt of any Lender's Note pursuant to Section 4.01(b), the Administrative Agent shall deliver such Note to such Lender. Each Lender shall record, and prior to any transfer of its Note shall endorse on the schedules forming a part thereof appropriate notations to evidence, the date, amount and maturity of, and effective interest rate for, each Loan made by it, the date and amount of each payment of principal made by the Borrower with respect thereto, and such schedules of each such Lender's Note shall constitute rebuttable presumptive evidence of the respective principal amounts owing and unpaid on such Lender's Note; provided that the failure of any Lender to make, or any error in making, any such recordation or endorsement shall not affect the obligation of the Borrower hereunder or under the Notes or the ability of any Lender to assign its Note. Each Lender is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of any Note a continuation of any such schedule as and when required. Each reference in this paragraph (b), other than in the first sentence of this paragraph (b), to "Lender," "Note" or "Notes," or "Loan" shall be deemed to include Wachovia (in its capacity as the Person making the Swing Loans), the Swing Loan Note and any Swing Loan, respectively.

         SECTION 2.05      MATURITY OF LOANS. Each Loan (other than a Swing
Loan) shall mature, and the principal amount thereof together will all accrued, but unpaid interest thereon shall be due and payable on the Termination Date. Each Swing Loan shall mature, and the principal amount thereof together with all accrued, but unpaid interest thereon shall be due and payable on the maturity date for such Swing Loan as determined in accordance with Section 2.01(b).

         SECTION 2.06      INTEREST RATES.

         (a)      "Applicable Margin" means:

                  (i) for the period commencing on the Closing Date to and including the first Performance Pricing Determination Date, (x) for any Base Rate Loan, 0%, and (y) for any Euro-Dollar Loan or Swing Loan, .725%; and

                  (ii) from and after the first Performance Pricing Determination Date, (x) for any Base Rate Loan, 0.00% and (y) for each Euro-Dollar Loan and Swing Loan, the percentage determined on each Performance Pricing Determination Date by reference to the table set forth below as to such type of Loan and the Leverage Ratio for the quarterly or annual period ending immediately prior to such Performance Pricing Determination Date.

                    LEVERAGE RATIO                   APPLICABLE MARGIN
                    --------------                   -----------------
                   <   1.0 to 1.0                           .725%

                   >   1.0 to 1.0 but                       .800%
                   -
                   <   2.0 to 1.0

                   >   2.0 to 1.0 but                       .875%
                   -
                   <   2.5 to 1.0

                   >   2.5 to 1.0                           1.00%
                   -

         In determining interest for purposes of this Section 2.06 and fees for purposes of Section 2.07, the Borrower and the Lenders shall refer to the Borrower's most recent consolidated quarterly and annual (as the case may be) financial statements delivered pursuant to Section 6.01(a) or (b), as the case may be. If such financial statements require a change in interest pursuant to this Section 2.06 or fees pursuant to Section 2.07, the Borrower shall deliver to the Administrative Agent, along with such financial statements, a notice to that effect, which notice shall set forth in reasonable detail the calculations supporting the required change. The "Performance Pricing Determination Date" is the date which is (a) 45 days after the end of each of the first 3 Fiscal Quarters of each Fiscal Year and (b) 90 days after the end of the 4th Fiscal Quarter of each Fiscal Year. Any such required change in interest and fees shall become effective on such Performance Pricing Determination Date, and shall be in effect until the next

Performance Pricing Determination Date, provided that: (i) for Euro-Dollar Loans and Swing Loans, changes in interest shall only be effective for Interest Periods commencing on or after the Performance Pricing Determination Date; and
(ii) no fees or interest shall be decreased pursuant to this Section 2.06 or
Section 2.07 if an Event of Default is in existence on the Performance Pricing Determination Date.

                  (b) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day plus the Applicable Margin. Such interest shall be payable on each Quarterly Payment Date while such Base Rate Loan is outstanding and on the date such Base Rate Loan is converted to a Euro-Dollar Loan. Any overdue principal of and, to the extent permitted by applicable law, overdue interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

                  (c) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin plus the applicable Adjusted London Interbank Offered Rate for such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 3 months, at intervals of 3 months after the first day thereof. Any overdue principal of and, to the extent permitted by law, overdue interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

         The "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upwards, if necessary, to the next higher 1/100th of 1%) by dividing (i) the applicable London Interbank Offered Rate for such Interest Period by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

         The "London Interbank Offered Rate" applicable to any Euro-Dollar Loan means for the Interest Period of such Euro-Dollar Loan, the rate per annum determined on the basis of the offered rate for deposits in Dollars of amounts equal or comparable to the principal amount of such Euro-Dollar Loan offered for a term comparable to such Interest Period, which rates appear on Telerate Page 3750 effective as of 11:00 A.M., London time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, provided that if no such offered rates appear on such page, the "London Interbank Offered Rate" for such Interest Period will be the arithmetic average (rounded upward, if necessary, to the next higher 1/100th of 1%) of rates quoted by not less than 2 major lenders in New York City, selected by the Administrative Agent, at approximately 10:00 A.M., New York City time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, for deposits in Dollars offered by leading European banks for a period comparable to such Interest Period in an amount comparable to the principal amount of such Euro-Dollar Loan.

         "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member lender of the Federal Reserve System in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Lender to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

                  (d) Each Swing Loan, unless converted to a Base Rate Loan as provided in Section 2.01(b), shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it is converted to a Base Rate Loan as provided in Section 2.01(b), at the Swing Loan Rate for such day. Such interest shall be payable on the maturity date of such Swing Loan and on the date of any conversion of such Swing Loan to a Base Rate Loan in accordance with Section 2.01(b).

                  (e) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder. The Administrative Agent shall give prompt notice to the Borrower and the Lenders by telecopier of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

                  (f) After the occurrence and during the continuance of an Event of Default, the principal amount of the Loans (and, to the extent permitted by applicable law, all accrued interest thereon) may, at the election of the Required Lenders, bear interest at the Default Rate.

         SECTION 2.07 FEES. The Borrower shall pay to the Administrative Agent, for the ratable account of each Lender, a facility fee, calculated in the manner provided in the last paragraph of Section 2.06(a)(ii), on the aggregate amount of such Lender's Commitment (without taking into account the amount of the outstanding Loans made by such Lender), at a rate per annum equal to: (i) for the period commencing on the Closing Date to and including the first Performance Pricing Determination Date, .15%; and (ii) from and after the first Performance Pricing Determination Date, the percentage determined on each Performance Pricing Determination Date by reference to the table set forth below and the Leverage Ratio for the quarterly or annual period ending immediately prior to such Performance Pricing Determination Date:

                               LEVERAGE RATIO                 FACILITY FEE
                               --------------                 ------------
                          <   1.0 to 1.0                          .15%

                          >   1.0 to 1.0 but                      .20%
                          -
                          <   2.0 to 1.0

                          >   2.0 to 1.0 but                      .25%
                          -
                          <   2.5 to 1.0

                          >   2.5 to 1.0                          .375%
                          -

         Such facility fees shall accrue from and including the Closing Date to (but excluding) the Termination Date and shall be payable on each Quarterly Payment Date and on the Termination Date.

         SECTION 2.08      OPTIONAL TERMINATION OR REDUCTION OF COMMITMENTS.
The Borrower may, upon at least 3 Domestic Business Days' notice to the Administrative Agent, terminate at any time, or proportionately reduce the Unused Commitments from time to time by an aggregate amount of at least $5,000,000 or any larger integral multiple of $1,000,000. If the Commitments are terminated in their entirety, all accrued fees (as provided under Section 2.07) shall be due and payable on the effective date of such termination.

         SECTION 2.09 MANDATORY TERMINATION OF COMMITMENTS. The Commitments shall terminate on the Termination Date and any Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

         SECTION 2.10      OPTIONAL PREPAYMENTS.

                  (a) The Borrower may, upon notice to the Administrative Agent on or before 12:00 P.M. (Atlanta, Georgia time) on the date of any such prepayment, prepay any Base Rate Borrowing in whole at any time, or from time to time in part in amounts aggregating at least $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Base Rate Loans of the several Lenders included in such Base Rate Borrowing.

                  (b) Subject to any payments required pursuant to the terms of Article X for such Euro-Dollar Loan, upon three (3) Domestic Business Day's prior written notice, the Borrower may prepay in minimum amounts of $1,000,000 with additional increments of $100,000 (or any lesser amount equal to the outstanding balance of such Loan) all or any portion of the principal amount of any Euro-Dollar Loan prior to the last day of the Interest Period then applicable thereto.

                  (c) The Borrower may, upon notice to the Administrative Agent on or before 12:00 P.M. (Atlanta, Georgia time) on the date of any such prepayment, prepay any Swing Loan Borrowing in whole at any time, or from time to time in part in minimum amounts of $200,000, with additional increments of $100,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment.

                  (d) Upon receipt of a notice of prepayment pursuant to this Section 2.10, the Administrative Agent shall promptly notify each Lender of the contents thereof and of such Lender's ratable share of such prepayment and such notice, once received by the Administrative Agent, shall not thereafter be revocable by the Borrower.

         SECTION 2.11 MANDATORY PREPAYMENTS. On each date on which the conditions set forth in clauses (i) or (ii) of Section 2.01 are not satisfied (including, without limitation, by reason of the reduction of the Commitments pursuant to Section 2.08), the Borrower shall repay or prepay such principal amount of the outstanding Loans, if any (together with interest accrued thereon and any amount due under Section 10.05), or in the event that all outstanding Loans have been paid in full, then fully cash collateralize the Letter of Credit Obligations in a manner satisfactory to the Administrative Agent as may be necessary so that after such payment the aggregate unpaid principal amount of the Loans plus the aggregate amount of the Letter of Credit Obligations with respect to which cash collateral has not been delivered to the Administrative Agent does not exceed the aggregate amount of the Commitments as then reduced. Each such payment or prepayment shall be applied first to any Swing Loans outstanding, and then ratably to the Loans of the Lenders outstanding on the date of payment or prepayment in the following order of priority: (i) first, to Base Rate Loans; and (ii) second, to Euro-Dollar Loans. Any cash collateral held by the Administrative Agent shall be applied to the payment of Letter of Credit Obligations as they become due.

         SECTION 2.12      GENERAL PROVISIONS AS TO PAYMENTS.

                  (a) The Borrower shall make each payment of principal of, and interest on, the Loans and of fees hereunder, without any setoff, counterclaim or any deduction whatsoever, not later than 11:00 A.M. (Atlanta, Georgia time) on the date when due, in Federal or other funds immediately available in Atlanta, Georgia, to the Administrative Agent at its address referred to in Section 10.01. The Administrative Agent will promptly distribute, first, to Wachovia each such payment received on account of the Swing Loans and, second, to each Lender its ratable share of each such payment received by the Administrative Agent for the account of the Lenders.

                  (b) Whenever any payment of principal of, or interest on, the Base Rate Loans or Swing Loans or of fees hereunder shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day.

                  (c) All payments of principal, interest and fees and all other amounts to be made by the Borrower pursuant to this Agreement with respect to any Loan or fee relating thereto shall be paid without deduction for, and free from, any tax, imposts, levies, duties, deductions, or withholdings of any nature now or at anytime hereafter imposed by any governmental authority or by any taxing authority thereof or therein excluding in the case of each Lender, taxes imposed on or measured by its net income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender is organized or any political subdivision thereof and, in the case of each Lender, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of such Lender's applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, imposts, levies, duties, deductions or withholdings of any nature being "Taxes"). In the event that the Borrower is required by applicable law to make any such withholding or deduction of Taxes with respect to any Loan or fee or other amount, the Borrower shall pay such deduction or withholding to the applicable taxing authority, shall promptly furnish to any Lender in respect of which such deduction or withholding is made all receipts and other documents evidencing such payment and shall pay to such Lender additional amounts as may be necessary in order that the amount received by such Lender after the required withholding or other payment shall equal the amount such Lender would have received had no such withholding or other payment been made. If no withholding or deduction of Taxes are payable in respect to any Loan or fee relating thereto, the Borrower shall furnish any Lender, at such Lender's request, a certificate from each applicable taxing authority or an opinion of counsel acceptable to such Lender, in either case stating that such payments are exempt from or not subject to withholding or deduction of Taxes. If the Borrower fails to provide such original or certified copy of a receipt evidencing payment of Taxes or certificate(s) or opinion of counsel of exemption, the Borrower hereby agrees to compensate such Lender for, and indemnify it with respect to, the tax consequences of the Borrower's failure to provide evidence of tax payments or tax exemption.

         Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) agrees to deliver to the Borrower and the Administrative Agent on or prior to the Closing Date, or in the case of a Lender that is an Assignee of an interest under this Agreement pursuant to Section 11.08(c) (unless the respective Lender was already a Lender hereunder immediately prior to such assignment), on the date of such assignment to such Lender, (i) two accurate and complete original signed copies of IRS Form W-8BEN, W-8ECI, or W-8IMY (or successor or other applicable forms prescribed by the IRS) certifying to such Lender's entitlement to a complete exemption from United States withholding tax on interest payments to be made under this Agreement and under any Note, or (ii) if the Lender is not a "bank" within the meaning of
Section 881(c)(3)(A) of the Code and cannot deliver the applicable form pursuant to clause (i) above, two accurate and complete original signed copies of IRS Form W-8BEN (or successor form), certifying to such Lender's entitlement to a complete exemption from United States withholding tax on payments of interest to be made under this Agreement and under any Note; provided, however, that in the event that a Lender provides the Borrower or the Administrative Agent with an IRS Form W-8IMY (or substitute form) indicating that it is a "flow through" entity, as defined in Treasury Regulations promulgated under Section 1441 of the Code, or otherwise, not a beneficial owner of interest payments under this Agreement and under any Note, such Lender agrees, on or prior to the Closing Date, or the date of assignment to such Lender, as applicable, to take any actions necessary, and to deliver to the Borrower and the Administrative Agent all forms necessary, to establish such Lender's entitlement to a complete exemption from United States withholding tax on payments of interest to be made under this Agreement and under any Note, including causing its partners, members, beneficiaries, beneficial owners, and their beneficial owners, if any, to take any actions and deliver any forms necessary to establish such exemption. Notwithstanding the foregoing, (i) a fiscally transparent entity may provide an IRS Form W-8BEN to claim a treaty exemption to the extent that such entity is receiving interest and is not treated as fiscally transparent by its own jurisdiction, provided the satisfaction of such conditions entitles the Lender to an exemption from withholding at the time such Lender becomes a party to this Agreement and (ii) a withholding foreign partnership, withholding foreign trust, and qualified intermediary shall only provide such information as is required by Treasury Regulations promulgated under Code Section 1441. For purposes of this Agreement, the term "Forms" shall include any attachments for to IRS Forms W-8 IMY required to be filed by the Lender. In addition, each Lender agrees that from time to time after the date of the Initial Borrowing, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, such Lender will deliver to the Borrower and the Administrative Agent two new accurate and complete original signed copies of an IRS Form W-8BEN, W-8ECI, or W-8IMY, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Lender (or its partners, members, beneficiaries, or beneficial owners) to a continued exemption from United States withholding Tax on interest payments under this Agreement and any Note, or it shall immediately notify the Borrower and the Administrative Agent of its inability to deliver any such form; provided, however, that no Lender shall be required to deliver an IRS Form W8-BEN, W-8ECI, or W-8IMY under this Section 2.12(c) to the extent that the delivery of such form is not authorized by law; provided, further, however, that any Lender which does not deliver the applicable form pursuant to this Section 2.12(c) shall be entitled to additional payment or indemnification pursuant to this Section only if and to the extent (i) such failure results solely from a change in law or
(ii) the Tax to which such additional payment or indemnification relates would have been imposed regardless of whether such Lender provided such forms. Notwithstanding anything to the contrary contained in this Agreement, any Lender that has not provided to the Borrower the IRS Forms required to be provided to the Borrower pursuant to this Section 2.12(c) shall not be entitled to any payment of additional amounts pursuant to this Section 2.12(c) or indemnification under this Section 2.12(c) with respect to any deduction or withholding which would not have been required if such Lender had provided such forms.

         In the event any Lender receives a refund of any Taxes paid by the Borrower pursuant to this Section 2.12(c), it will pay to the Borrower the amount of such refund promptly upon receipt thereof; provided that if at any time thereafter it is required to return such refund, the Borrower shall promptly repay to it the amount of such refund.

         Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower and the Lenders contained in this Section 2.12(c) shall be applicable with respect to any Participant or Assignee, and any calculations required by such provisions
(i) shall be made based upon the circumstances of such Participant (provided that the aggregate amount paid by the Borrower to any such Participant shall not exceed the amount that would have been paid to the Lender that sold such participation to such Participant with respect to that portion of the Loans in which such Participant has purchased a participation) or Assignee, and (ii) constitute a continuing agreement and shall survive the termination of this Agreement and the payment in full or cancellation of the Notes and the Swing Loan Note.

                  (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Lenders hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent on such date, each

Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender, together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Rate for the first three (3) Domestic Business Days after the date such payment is due and at the Base Rate thereafter.

         SECTION 2.13      COMPUTATION OF INTEREST AND FEES.

         Interest on Base Rate Loans and Swing Loans shall be computed on the basis of a year of 365 or 366 days, as applicable, and paid for the actual number of days elapsed (including the first day but excluding the last day). Interest on Euro-Dollar Loans shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed, calculated as to each Interest Period from and including the first day thereof to but excluding the last day thereof. Facility fees and any other fees payable hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

                                  ARTICLE III

                            LETTER OF CREDIT FACILITY

         SECTION 3.01 OBLIGATION TO ISSUE. Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties of the Borrower herein set forth, the Letter of Credit Issuer shall issue for the account of Borrower, one or more Letters of Credit denominated in Dollars, in accordance with this Article III, from time to time during the period commencing on the Closing Date and ending on the Domestic Business Day prior to the Termination Date.

         SECTION 3.02 TYPES AND AMOUNTS. The Letter of Credit Issuer shall have no obligation to issue any Letter of Credit at any time:

                  (a) if the aggregate maximum amount then available for drawing under Letters of Credit, after giving effect to the issuance of the requested Letter of Credit, shall exceed any limit imposed by law or regulation upon the Letter of Credit Issuer;

                  (b) if, after giving effect to the issuance of the requested Letter of Credit, (i) the aggregate Letter of Credit Obligations would exceed $7,500,000, or (ii) the conditions set forth in clauses (i) and (ii) of
Section 2.01 would not be satisfied;

                  (c) which has an expiration date (i) more than one year after the date of issuance or (ii) later than 5 Business Days prior to the Termination Date.

         SECTION 3.03 CONDITIONS.   In addition to being subject to the
satisfaction of the conditions contained in Article IV, the obligation of the Letter of Credit Issuer to issue any Letter of Credit is subject to the satisfaction of the following conditions:

                  (a) the Borrower shall have delivered to the Letter of Credit Issuer at such times and in such manner as the Letter of Credit Issuer may prescribe, a Letter of Credit Application Agreement and such other documents and materials as may be required pursuant to the terms thereof, all satisfactory in form and substance to the Letter of Credit Issuer and the terms of the proposed Letter of Credit shall be satisfactory in form and substance to the Letter of Credit Issuer; and

                  (b) as of the date of issuance no order, judgment or decree of any court, arbitrator or Authority shall purport by its terms to enjoin or restrain the Letter of Credit Issuer from issuing the Letter of Credit and no law, rule or regulation applicable to the Letter of Credit Issuer and no request or directive (whether or not having the force of law) from any Authority with jurisdiction over the Letter of Credit Issuer shall prohibit or request that the Letter of Credit Issuer refrain from the issuance of letters of credit generally or the issuance of that Letter of Credit.

         SECTION 3.04      ISSUANCE OF LETTERS OF CREDIT.

                  (a) Request for Issuance. At least two Domestic Business Days before the effective date for any Letter of Credit, the Borrower shall give the Letter of Credit Issuer a written notice containing the original signature of an authorized officer or employee of such Borrower. Such notice shall be irrevocable and shall specify the original face amount of the Letter of Credit requested, the effective date (which day shall be a Domestic Business Day) of issuance of such requested Letter of Credit, the date on which such requested Letter of Credit is to expire, the amount of then outstanding Letter of Credit Obligations, the purpose for which such Letter of Credit is to be issued, whether such Letter of Credit may be drawn in single or partial draws and the Person for whose benefit the requested Letter of Credit is to be issued.

                  (b) Issuance; Notice of Issuance. If the conditions set forth or referred to in Section 3.03 are satisfied, the Letter of Credit Issuer shall issue the requested Letter of Credit.

                  (c) No Extension or Amendment. The Letter of Credit Issuer shall not extend or amend any Letter of Credit if the issuance of a new Letter of Credit having the same terms as such Letter of Credit as so amended or extended would be prohibited by Section 3.02 or Section 3.03.

         SECTION 3.05      REIMBURSEMENT OBLIGATIONS; DUTIES OF THE ISSUING
LENDER.

                  (a) Reimbursement. Notwithstanding any provisions to the contrary in any Letter of Credit Application Agreement:

                           (i) the Borrower shall reimburse the Letter of Credit Issuer for drawings under a Letter of Credit issued by it no later than 1 Domestic Business Day after notice by the Letter of Credit Issuer to the Borrower of the payment by the Letter of Credit Issuer;

                           (ii) any Reimbursement Obligation with respect to any Letter of Credit shall bear interest from the date of the relevant drawing under the pertinent Letter of Credit until the date of payment in full thereof at a rate per annum equal to (A) from and including the date of such drawing and until the Domestic Business Day after the date on which notice of such drawing is given by the Letter of Credit Issuer to the Borrower in accordance with clause (i) of this paragraph (a), the Base Rate and (B) thereafter, the Default Rate; and

                           (iii) in order to implement the foregoing, upon the occurrence of a draw under any Letter of Credit, unless the Letter of Credit Issuer is reimbursed in accordance with subsection (i) above, the Borrower irrevocably authorizes the Letter of Credit Issuer and the Administrative Agent to treat such nonpayment as a Notice of Borrowing in the amount of such Reimbursement Obligation and the Lenders to make Loans to Borrower in such amount regardless of whether the conditions precedent to the making of Loans hereunder have been met. The Borrower further authorizes the Administrative Agent to credit the proceeds of such Loan so as to immediately eliminate the liability of the Borrower for Reimbursement Obligations under such Letter of Credit.

                  (b) Duties of the Letter of Credit Issuer. Any action taken or omitted to be taken by the Letter of Credit Issuer in connection with any Letter of Credit, if taken or omitted in the absence of willful misconduct or gross negligence, shall not put the Letter of Credit Issuer under any resulting liability to any Lender, or relieve that Lender of its obligations hereunder to the Letter of Credit Issuer. Subject to the immediately preceding sentence, in determining whether to pay under any Letter of Credit, the Letter of Credit Issuer shall have no obligation relative to the Lenders other than to confirm that any documents required to have been delivered under such Letter of Credit appear to comply on their face with the requirements of such Letter of Credit.

         SECTION 3.06      PARTICIPATIONS.

                  (a) Purchase of Participations. Immediately upon issuance by the Letter of Credit Issuer of any Letter of Credit in accordance with the procedures set forth in Section 3.04, each Lender shall be deemed to have irrevocably and unconditionally purchased and received from the Letter of Credit Issuer, without recourse or warranty, an undivided interest and participation, to the extent of such Lender ratable share of the aggregate Commitments, in such Letter of Credit.

                  (b) Sharing of Letter of Credit Payments. In the event that the Letter of Credit Issuer makes any payment under any Letter of Credit for which the applicable Borrower shall not have repaid such amount to the Letter of Credit Issuer pursuant to Section 3.07 or which cannot be paid by a Loan pursuant to Subsection (iii) of Section 3.05, the Letter of Credit Issuer shall promptly notify each Lender of such failure, and each Lender shall promptly and unconditionally pay to the Letter of Credit Issuer such Lender's ratable share of the amount of such payment in Dollars and in same day funds. If the Letter of Credit Issuer so notifies such Lender prior to 11:00 A.M. (Atlanta, Georgia time) on any Domestic Business Day, such Lender shall make available to the Letter of Credit Issuer its ratable share of the amount of such payment on such Domestic Business Day in same day funds. If and to the extent such Lender shall not have so made its ratable share of the amount of such payment available to the Letter of Credit Issuer, such Lender agrees to pay to the Letter of Credit Issuer forthwith on demand such amount together with interest thereon, for each day from the date such payment was first due until the date such amount is paid to the Letter of Credit Issuer at the Federal Funds Rate for the first 3 days and thereafter at the Base Rate. The failure of any Lender to make available to the Letter of Credit Issuer its ratable share of any such payment shall neither relieve nor increase the obligation of any other Lender hereunder to make available to the Letter of Credit Issuer its ratable share of any payment on the date such payment is to be made.

                  (c) Sharing of Reimbursement Obligation Payments. Whenever the Letter of Credit Issuer receives a payment on account of a Reimbursement Obligation, including any interest thereon, as to which the Letter of Credit Issuer has received any payments from the Lenders pursuant to this
Section 3.06, it shall promptly pay to each Lender which has funded its participating interest therein, in Dollars and in the kind of funds so received, an amount equal to such Lender's ratable share thereof. Each such payment shall be made by the Letter of Credit Issuer on the Domestic Business Day on which the funds are paid to such Person, if received prior to 11:00 am. (Atlanta, Georgia time) on such Domestic Business Day, and otherwise on the next succeeding Domestic Business Day.

                  (d) Obligations Irrevocable. The obligations of the Lenders to make payments to the Letter of Credit Issuer with respect to a Letter of Credit shall be irrevocable, not subject to any qualification or exception whatsoever and shall be made in accordance with, but not subject to, the terms and conditions of this Agreement under all circumstances including, without limitation, any of the following circumstances:

                           (i) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

                           (ii) the existence of any claim, set-off, defense or other right which the Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Letter of Credit Issuer, the Administrative Agent, any Lender or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions;

                           (iii) any draft, certificate or any other document presented under the Letter of Credit proves to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                           (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents;

                           (v) payment by the Letter of Credit Issuer under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                           (vi) payment by the Letter of Credit Issuer under any Letter of Credit against presentation of any draft or certificate that does not comply with the terms of such Letter of Credit, except payment resulting from the gross negligence or willful misconduct of the Letter of Credit Issuer; or

                           (vii) any other circumstances or happenings whatsoever, whether or not similar to any of the foregoing, except circumstances or happenings resulting from the gross negligence or willful misconduct of the Letter of Credit Issuer.

         SECTION 3.07      PAYMENT OF REIMBURSEMENT OBLIGATIONS.

                  (a) Payments to Issuing Lender. The Borrower agrees to pay to the Letter of Credit Issuer the amount of all Reimbursement Obligations, interest and other amounts payable to the Letter of Credit Issuer under or in connection with any Letter of Credit issued for such Borrower's account immediately when due, irrespective of:

                           (i) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

                           (ii) the existence of any claim, set-off, defense or other right which the Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Letter of Credit Issuer, the Administrative Agent, any Lender or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions;

                           (iii) any draft, certificate or any other document presented under the Letter of Credit proves to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                           (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents;

                           (v) payment by the Letter of Credit Issuer under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                           (vi) payment by the Letter of Credit Issuer under any Letter of Credit against presentation of any draft or certificate that does not comply with the terms of such Letter of Credit, except payment resulting from the gross negligence or willful misconduct of the Letter of Credit Issuer; or

                           (vii) any other circumstances or happenings whatsoever, whether or not similar to any of the foregoing, except in each case above upon circumstances or happenings resulting from the gross negligence or willful misconduct of the Letter of Credit Issuer.

                  (b) Recovery or Avoidance of Payments. In the event any payment by or on behalf of the Borrower received by the Letter of Credit Issuer with respect to a Letter of Credit and distributed by the Letter of Credit Issuer to the Lenders on account of their participations is thereafter set aside, avoided or recovered from the Letter of Credit Issuer in connection with any receivership, liquidation or bankruptcy proceeding, each Lender that received such distribution shall, upon demand by the Letter of Credit Issuer, contribute such Lender's ratable share of the amount set aside, avoided or recovered, together with interest at the rate required to be paid by the Letter of Credit Issuer upon the amount required to be repaid by it.

         SECTION 3.08 COMPENSATION FOR LETTERS OF CREDIT AND LETTER OF CREDIT ISSUER REPORTING REQUIREMENTS.

                  (a) Letter of Credit Fees. In consideration of the issuance of Letters of Credit hereunder, the Borrower promises to pay to the Administrative Agent for the account of each Lender a fee (the "Letter of Credit Fee") on such Lender's pro rata share of the average daily maximum amount available to be drawn under each such Letter of Credit computed at a per annum rate for each day from the date of issuance of each Letter of Credit to the date of expiration of each Letter of Credit equal to the Applicable Margin from time to time in effect with respect to Euro-Dollar Loans. Letter of Credit Fees payable hereunder shall be payable quarterly in arrears on each Quarterly Payment Date and shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day). The Administrative Agent shall promptly remit such Letter of Credit Fees, when paid, to the Lenders in accordance with their ratable shares thereof.

                  (b) Letter of Credit Issuer Charges. The Borrower shall pay to the Letter of Credit Issuer, solely for its own account, the standard charges assessed by the Letter of Credit Issuer in connection with the issuance, administration, amendment and payment or cancellation of Letters of Credit issued hereunder, which charges shall be those typically charged by the Letter of Credit Issuer to its customers generally having credit and other characteristics similar to the Borrower, as determined in good faith by the Letter of Credit Issuer.

         SECTION 3.09      INDEMNIFICATION; EXONERATION.

                  (a) Indemnification. In addition to amounts payable as elsewhere provided in this Article III, the Borrower shall protect, indemnify, pay and save the Letter of Credit Issuer, the Administrative Agent and each Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) which the Letter of Credit Issuer, the Administrative Agent, or any Lender may incur or be subject to as a consequence of (i) the issuance of any Letter of Credit or (ii) the failure of the Letter of Credit Issuer to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future dejure or de facto government or Authority, other than as shall result from its gross negligence or willful misconduct, as determined by a court of competent jurisdiction.

                  (b) Assumption of Risk by Borrower. As between the Borrower, the Letter of Credit Issuer, the Administrative Agent and Lenders, the Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued for such Borrower's account by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Letter of Credit Issuer, the Administrative Agent and the Lenders shall not be responsible for (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of the Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged, (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason, (iii) failure of the beneficiary of a Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit, (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher, for errors in interpretation of technical terms, (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof, (vii) the misapplication by the beneficiary of a Letter of Credit of the proceeds of any drawing under such Letter of Credit; and (viii) any consequences arising from causes beyond the control of the Letter of Credit Issuer, the Administrative Agent and the Lenders.

                  (c) Exoneration. In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Letter of Credit Issuer under or in connection with the Letters of Credit or any related certificates shall not put the Letter of Credit Issuer, the Administrative Agent or any Lender under any resulting liability to the Borrower or relieve the Borrower of any of its obligations hereunder to any such Person, absent gross negligence or willful misconduct on the part of any such Person.

                                   ARTICLE IV

                            CONDITIONS TO BORROWINGS

         SECTION 4.01 CONDITIONS TO FIRST BORROWING. The obligation of each Lender to make a Loan on the occasion of the first Borrowing is subject to the satisfaction of the conditions set forth in Section 4.02 and receipt by the Administrative Agent of the following (as to the documents described in paragraphs (a), (d), (e) and (f) below, in sufficient number of counterparts for delivery of a counterpart to each Lender and retention of one counterpart by the Administrative Agent):

                  (a) from each of the parties hereto of either (i) a duly executed counterpart of this Agreement signed by such party or (ii) a facsimile transmission of such executed counterpart (with the original to be sent to the Administrative Agent by overnight courier);

                  (b) a duly executed Note for the account of each Lender, if such Lender has requested the delivery of such Notes, and a Swing Line Note to Wachovia, pursuant to Section 2.04;

                  (c) a duly signed counterpart of the Side Letter, in form and substance satisfactory to the Administrative Agent;

                  (d) opinion letters of Kenyon W. Murphy, General Counsel of the Borrower, and Kilpatrick Stockton LP, special counsel to the Borrower, each dated as of the Closing Date, substantially in the forms of Exhibit B-1 and Exhibit B-2, respectively, and covering such additional matters relating to the transactions contemplated hereby as the Administrative Agent or any Lender may reasonably request;

                  (e) a certificate (the "Closing Certificate") substantially in the form of Exhibit G), dated as of the Closing Date, signed by a principal financial officer of the Borrower, to the effect that (i) no Default has occurred and is continuing on the date of the first Borrowing and (ii) the representations and warranties of the Borrower contained in Article V are true on and as of the date of the first Borrowing hereunder;

                  (f) all documents which the Administrative Agent or any Lender may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Agreement and the Notes and the Swing Loan Note, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent, including, without limitation, certificates of the Borrower substantially in the form of Exhibit H (the "Officer's Certificate"), signed by the Secretary or an Assistant Secretary of the Borrower, certifying as to the names, true signatures and incumbency of the officer or officers of the Borrower authorized to execute and deliver the Loan Documents, and certified copies of the following items for the Borrower:
(i) the Certificate of Incorporation, (ii) the Bylaws, (iii) a certificate of the Secretary of State of the State of Delaware as to the good standing of the Borrower as a Delaware corporation, and (iv) the action taken by the Board of Directors of each of the Borrower authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party;

                  (g) true, correct and complete copies of the Spin-Off Draft Documents;

                  (h) evidence that all fees due and payable to the Administrative Agent and the Lenders on the Closing Date have been paid in full (including without limitation, an upfront fee to each Lender in an amount equal to 0.10% of such Lender's Commitment); and

                  (i) such other documents or items as the Administrative Agent, any Lender, or their counsel may reasonably request.

         In addition, if the Borrower desires funding of a Euro-Dollar Loan on the Closing Date, the Administrative Agent shall have received, the requisite number of days prior to the Closing Date, a funding indemnification letter satisfactory to it, pursuant to which (i) the Administrative Agent and the Borrower shall have agreed upon the interest rate, amount of Borrowing and Interest Period for such Euro-Dollar Loan, and (ii) the Borrower shall indemnify the Lenders from any loss or expense arising from the failure to close on the anticipated Closing Date identified in such letter or the failure to borrow such Euro-Dollar Loan on such date.

         SECTION 4.02 CONDITIONS TO ALL BORROWINGS AND ISSUANCE OF ANY LETTER OF CREDIT.

         The obligation of each Lender to make a Loan on the occasion of each Borrowing or of Wachovia to make a Swing Loan and the obligation of the Letter of Credit Issuer to issue any Letter of Credit are subject to the satisfaction of the conditions set forth in Section 4.01 and the following conditions (other than in the case of the Initial Borrowing, the conditions stated in paragraphs
(e) and (f) of this Section; provided that once the conditions stated in paragraphs (e) and (f) of this Section have been satisfied in connection with a Borrowing, they shall be deemed to have been satisfied with respect to all subsequent Borrowings):

                  (a) receipt by the Administrative Agent of a Notice of Borrowing or receipt by the Letter of Credit Issuer of a request from the Borrower for the issuance of a Letter of Credit pursuant to Section 3.04(a);

                  (b) the fact that, immediately before and after such Borrowing (or issuance of such Letter of Credit), no Default shall have occurred and be continuing;

                  (c) the fact that the representations and warranties of the Borrower contained in Article V of this Agreement shall be true in all material respects on and as of the date of such Borrowing or issuance of such Letter of Credit (except to the extent any such representation or warranty is expressly made as of a prior date);

                  (d) the fact that, immediately after such Borrowing or issuance of such Letter of Credit, the conditions set forth in clauses (i) and
(ii) of Section 2.01(a) shall have been satisfied;

                  (e) receipt by the Administrative Agent of true, correct and complete copies of the executed Spin-Off Documents, and

                  (f) receipt by the Administrative Agent of evidence of consummation of the Spin-Off Transaction.

         Each Borrowing and each Notice of Continuation or Conversion and each request for the issuance of a Letter of Credit hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing or date of issuance of such Letter of Credit as to the truth and accuracy of the facts specified in paragraphs (b), (c) and (d) of this Section; provided, that
(i) if such Notice of Continuation or Conversion is to a Euro-Dollar Loan, such Notice of Continuation or Conversion shall be deemed to be such a representation and warranty by the Borrower only as to the matters set forth in paragraphs (b) and (d) above, and (ii) if such Notice of Continuation or Conversion is to a Base Rate Loan, Notice of Continuation or Conversion shall be deemed to be a representation and warranty by the Borrower only as to the matters set forth in paragraph (d) above.

         SECTION 4.03 DETERMINATIONS UNDER SECTION 4.01. For purposes of determining compliance with the conditions specified in Section 4.01, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by this Agreement shall have received notice from such Lender prior to the Closing Date, specifying its objection thereto.

                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

      The Borrower represents and warrants to the Administrative Agent, the Letter of Credit Issuer and each Lender that:

         SECTION 5.01 CORPORATE EXISTENCE AND POWER. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary and where the failure to be so qualified, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

         SECTION 5.02 CORPORATE AND GOVERNMENTAL AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by the Borrower of this Agreement, the Notes, the Swing Loan Note and the other Loan Documents (i) are within the Borrower's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of or filing with, any governmental body, agency or official, in any case which has not been taken or made, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries, and (v) do not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

         SECTION 5.03 BINDING EFFECT. This Agreement constitutes a valid and binding agreement of the Borrower enforceable in accordance with its terms, and the Notes, the Swing Loan Note and the other Loan Documents, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Borrower enforceable in accordance with their respective terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally.

         SECTION 5.04      FINANCIAL INFORMATION.

                  (a) The consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of August 31, 2000, and the related consolidated statements of income, shareholders' equity and cash flows for the Fiscal Year then ended, reported on by Arthur Anderson LLP, copies of which have been delivered to each of the Lenders, and the unaudited consolidated financial statements of the Borrower for the interim period ended May 31, 2001, copies of which have been delivered to each of the Lenders, fairly present in all material respects, in conformity with GAAP, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such dates and their consolidated results of operations and cash flows for such periods stated.

                  (b) Other than the Spin-Off Transaction, and except for the disclosures made on Schedules 1.01B, 1.01C and 1.01D, since August 31, 2000, there has been no event, act, condition or occurrence (including, but not limited to, those arising directly or indirectly from the claims and litigation described in the Side Letter) having, or which could reasonably be expected to have, alone or in the aggregate, a Material Adverse Effect.

         SECTION 5.05 NO LITIGATION. There is no action, suit or proceeding pending, or to the knowledge of the Borrower threatened, against or affecting the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official which, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         SECTION 5.06      COMPLIANCE WITH ERISA.

                  (a) The Borrower and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA in excess of $1,000,000 in the aggregate.

                  (b) Neither the Borrower nor any member of the Controlled Group has incurred any withdrawal liability with respect to any Multiemployer Plan under Title IV of ERISA, and no such liability is expected to be incurred.

         SECTION 5.07 COMPLIANCE WITH LAWS; PAYMENT OF TAXES. The Borrower and its Subsidiaries are in compliance with all applicable laws, regulations and similar requirements of governmental authorities, except where such compliance is being contested in good faith through appropriate proceedings or where non-compliance, alone or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. There have been filed on behalf of the Borrower and its Subsidiaries all Federal, state, local and foreign income, excise, property and other material tax returns which are required to be filed by them and all taxes due pursuant to such returns or pursuant to any assessment received by or on behalf of the Borrower or any Subsidiary have been paid, except where the amount due is being contested in good faith through appropriate proceedings or where the failure to make payment of the amount due could not reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate. The Borrower has not given or been requested to give a waiver of the statute of limitation relating to the payment of Federal, state, local or foreign taxes.

         SECTION 5.08 SUBSIDIARIES. Each of the Borrower's Subsidiaries is a corporation, limited partnership or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary (except where the failure to be so qualified, alone or in the aggregate, could not reasonably be expected to have a Material Adverse Effect), and has all powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. As of the Closing Date, the Borrower has no Subsidiaries except for those Subsidiaries listed on Schedule 5.08, which accurately sets forth each such Subsidiary's complete name and jurisdiction of incorporation or organization.

         SECTION 5.09 INVESTMENT COMPANY ACT. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         SECTION 5.10 PUBLIC UTILITY HOLDING COMPANY ACT. Neither the Borrower nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

         SECTION 5.11 OWNERSHIP OF PROPERTY; LIENS. Each of the Borrower and its Consolidated Subsidiaries has title to its properties sufficient for the conduct of its business, and none of such property is subject to any Lien except as permitted in Section 7.08.

         SECTION 5.12 NO DEFAULT. Neither the Borrower nor any of its Consolidated Subsidiaries is in default under or with respect to any agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound which, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

         SECTION 5.13 FULL DISCLOSURE. All information heretofore furnished by the Borrower to the Administrative Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Borrower to the Administrative Agent or any Lender will be, true, accurate and complete in every material respect or based on reasonable estimates on the date as of which such information is stated or certified. The Borrower has disclosed to the Lenders in writing any and all facts which, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         SECTION 5.14      ENVIRONMENTAL MATTERS.

                  (a) Neither the Borrower nor any Subsidiary is subject to any Environmental Liability which, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect and neither the Borrower nor any Subsidiary has been designated as a potentially responsible party under CERCLA or under any state statute similar to CERCLA, if such designation or designations, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect. None of the Properties has been identified on any current or proposed (i) National Priorities List under 40 C.F.R. ss. 300, (ii) CERCLIS list or (iii) any list arising from a state statute similar to CERCLA, if such identification could, alone or in the aggregate with the identification of other Properties, reasonably be expected to have a Material Adverse Effect.

                  (b) No Hazardous Materials have been or are being used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed or otherwise handled at, or shipped or transported to or from the Properties or are otherwise present at, on, in or under the Properties, or, to the best of the knowledge of the Borrower, at or from any adjacent site or facility, except for Hazardous Materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed, or otherwise handled in compliance with all applicable Environmental Requirements, unless such non-compliance, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect; provided that the representations made by the Borrower in this paragraph with respect to any Property and the period prior to the first date on which the Borrower or any Subsidiary owned or leased such Property shall be limited to the best knowledge of the Borrower.

                  (c) The Borrower, and each of its Subsidiaries and Affiliates, has procured all Environmental Authorizations necessary for the conduct of its business, except where the failure to have any such Environmental Authorization, alone or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, and is in compliance with all Environmental Requirements in connection with the operation of the Properties and the Borrower's, and each of its Subsidiary's and Affiliate's, respective businesses, except where non-compliance, alone or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         SECTION 5.15 CAPITAL STOCK. All Capital Stock, debentures, bonds, notes and all other securities of the Borrower and its Subsidiaries presently issued and outstanding are validly and properly issued in accordance with all applicable laws, including, but not limited to, the "Blue Sky" laws of all applicable states and the federal securities laws. The issued shares of Capital Stock of the Borrower's Wholly Owned Subsidiaries are owned by the Borrower free and clear of any Lien (other than any outstanding shares of preferred stock issued by such Wholly-Owned Subsidiary, to the extent such shares or the rights or claims represented thereby would constitute a Lien) or adverse claim. At least a majority of the issued shares of capital stock of each of the Borrower's other Subsidiaries (other than Wholly Owned Subsidiaries) is owned by the Borrower free and clear of any Lien or adverse claim.

         SECTION 5.16 MARGIN STOCK. Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of purchasing or carrying any Margin Stock, and no part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, or be used for any purpose which violates, or which is inconsistent with, the provisions of Regulation T, U or X.

         SECTION 5.17 INSOLVENCY. After giving effect to the execution and delivery of the Loan Documents and the making of the Loans under this Agreement:
(i) the Borrower will not (x) be "insolvent," within the meaning of such term as used in O.C.G.A. ss. 18-2-22 or as defined in ss. 101 of the "Bankruptcy Code", or Section 2 of either the "UFTA" or the "UFCA" (to the extent applicable), or as defined or used in any "Other Applicable Law" (as those terms are defined below), or (y) be unable to pay its debts generally as such debts become due within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA or Section 6 of the UFCA, or (z) have an unreasonably small capital to engage in any business or transaction, whether current or contemplated, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA or Section 5 of the UFCA; and (ii) the obligations of the Borrower under the Loan Documents and with respect to the Loans will not be rendered avoidable under any Other Applicable Law. For purposes of this Section 5.17, "Bankruptcy Code" means Title 11 of the United States Code, "UFTA" means the Uniform Fraudulent Transfer Act, "UFCA" means the Uniform Fraudulent Conveyance Act, and "Other Applicable Law" means any other applicable law pertaining to fraudulent transfers or acts voidable by creditors, in each case as such law may be amended from time to time.

         SECTION 5.18 INSURANCE. The Borrower and each of its Subsidiaries has (either in the name of the Borrower or in such Subsidiary's own name) insurance, which includes self-insurance which is reasonable and in accordance with sound industry practice taking into account the nature of their respective businesses, on all their respective properties in at least such amounts and against at least such risks as are usually insured against in the same geographic area by companies of established repute engaged in the same or similar business.

         SECTION 5.19 LABOR MATTERS. Except as could not reasonably be expected to have, alone or in the aggregate, a Material Adverse Effect,

                  (a) there are no strikes or lockouts against the Borrower or any of its Subsidiaries pending or, to the knowledge of the Borrower or any of its Subsidiaries, threatened;

                  (b) the hours worked by and payments made to employees of the Borrower or any of its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable federal, state, local or foreign law dealing with such matters; and

                  (c) all payments due from the Borrower or any of its Subsidiaries, or for which any claim may be made against the Borrower or any of its Subsidiaries, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the Borrower or its Subsidiary, as appropriate.

SECTION 5.20 SPIN-OFF DOCUMENTS. For any period on and after the Spin-Off Date, the Spin-Off Documents are in full force and effect and have not been modified, amended or supplemented since delivery thereof to the Administrative Agent as contemplated by Section 4.02(e).

                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

         The Borrower covenants and agrees that, so long as any Lender has any Commitment or any amount payable under this Agreement or any other Loan Document remains unpaid:

         SECTION 6.01 INFORMATION. The Borrower will deliver to the Administrative Agent and each of the Lenders:

                  (a) as soon as available and in any event within 90 days after the end of each Fiscal Year, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of income, shareholders' equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous fiscal year, all certified by Arthur Anderson LLP or other independent public accountants of nationally recognized standing, with such certification to be free of exceptions and qualifications not acceptable to the Required Lenders;

                  (b) as soon as available and in any event within 45 days after the end of each of the first 3 Fiscal Quarters of each Fiscal Year, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Quarter and the related statement of income and statement of cash flows for such Fiscal Quarter and for the portion of the Fiscal Year ended at the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the corresponding Fiscal Quarter and the corresponding portion of the previous Fiscal Year, all certified (subject to normal year-end adjustments) as to fairness of presentation, GAAP and consistency by the chief financial officer or the chief accounting officer of the Borrower;

                  (c) simultaneously with the delivery of each set of financial statements referred to in paragraphs (a) and (b) above, a certificate, substantially in the form of Exhibit F (a "Compliance Certificate"), of the chief financial officer or the chief accounting officer of the Borrower (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Sections 7.05, 7.06, 7.08, 7.09, 7.10 and 7.11 on the date of such financial statements; (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto; and (iii) setting forth the Leverage Ratio as of the most recent Performance Pricing Determination Date and the Applicable Margin for Euro-Dollar Loans in effect as a result thereof;

                  (d) within 5 Domestic Business Days after any officer of the Borrower becomes aware of the occurrence of any Default, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

                  (e) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

                  (f) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or monthly reports which the Borrower shall have filed with the Securities and Exchange Commission;

                  (g) if and when any member of the Controlled Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA, a copy of such notice; or (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, a copy of such notice, but only to the extent the matters described in this paragraph (g) as to which notice is otherwise to be given, alone or in the aggregate, give rise to or relate to, or could reasonably be expected to give rise to or relate to, obligations of the Controlled Group in excess of $1,000,000;

                  (h) prompt written notice of any legal or arbitral proceedings, or of any proceedings, by or before any governmental or regulatory authority or agency, and any material development in respect of such proceedings, affecting the Borrower or any of its Subsidiaries, if an adverse determination in any such proceeding could reasonably be expected to have, alone or in the aggregate, a Material Adverse Effect; and

                  (i) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries as the Administrative Agent, at the request of any Lender, may reasonably request.

         SECTION 6.02 INSPECTION OF PROPERTY, BOOKS AND RECORDS. The Borrower will (i) keep, and cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries in conformity with GAAP shall be made of all material dealings and transactions in relation to its business and activities; and (ii) permit, and cause each Subsidiary to permit, representatives of the Administrative Agent or any Lender at the Administrative Agent's or such Lender's expense prior to the occurrence of a Default and at the Borrower's expense after the occurrence of a Default to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants. The Borrower agrees to cooperate and assist in, and shall have a right to have reasonable prior notice of, and a right to be present at, such visits and inspections, in each case at such reasonable times and as often as may reasonably be desired.

         SECTION 6.03      CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE.
The Borrower shall, and shall cause each Subsidiary to, maintain its corporate existence and carry on its business in substantially the same manner and in substantially the same fields as such business is now carried on and maintained.


         SECTION 6.04 COMPLIANCE WITH LAWS; PAYMENT OF TAXES. The Borrower will, and will cause each of its Subsidiaries and each member of the Controlled Group to, comply with applicable laws (including but not limited to ERISA), regulations and similar requirements of governmental authorities (including but not limited to PBGC), except where the necessity of such compliance is being contested in good faith through appropriate proceedings diligently pursued or where non-compliance could not, alone or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Borrower will, and will cause each of its Subsidiaries to, pay promptly when due all taxes, assessments, governmental charges, claims for labor, supplies, rent and other obligations which, if unpaid, might become a lien against the property of the Borrower or any Subsidiary, except liabilities being contested in good faith and against the Borrower will set up reserves in accordance with GAAP.

         SECTION 6.05 INSURANCE. The Borrower will maintain, and will cause each of its Subsidiaries to maintain (either in the name of the Borrower or in such Subsidiary's own name) insurance, which may include self-insurance which is reasonable and in accordance with sound industry practice taking into account the nature of their respective businesses, on all its property in at least such amounts and against at least such risks as are usually insured against in the same geographic area by companies of established repute engaged in the same or similar business.

         SECTION 6.06 MAINTENANCE OF PROPERTY. The Borrower shall, and shall cause each Subsidiary to, maintain all of its material properties and assets in good condition, repair and working order, ordinary wear and tear excepted.

         SECTION 6.07 ENVIRONMENTAL MATTERS.

                  (a) The Borrower shall furnish to the Lenders and the Administrative Agent prompt written notice of all material Environmental Liabilities, pending, threatened or anticipated Environmental Proceedings, Environmental Notices, Environmental Judgments and Orders, and Environmental Releases at, on, in, under or in any way affecting the Properties or any adjacent property, if such Environmental Proceedings, Environmental Notices, Environmental Judgments and Orders or Environmental Releases relate to matters that could reasonably be expected to have, along or in the aggregate, a Material Adverse Effect, and all facts, events, or conditions that could lead to any of the foregoing.

                  (b) The Borrower will, and will cause each of its Subsidiaries to, handle and use all Hazardous Materials in compliance in all material respects with all applicable Environmental Requirements.

                  (c) The Borrower agrees that upon the occurrence of a material Environmental Release at or on any of the Properties it will act immediately to investigate the extent of, and to take action required under applicable law with respect to, such Environmental Release, in accordance with all applicable Environmental Requirements.

         SECTION 6.08 MATERIAL SUBSIDIARIES. On the Spin-Off Date, the Borrower shall cause the Initial Guarantor to execute and deliver the Guaranty to the Administrative Agent, together with those items required with respect to the Borrower pursuant to Section 4.01(c) and (e), modified appropriately to refer to the Initial Guarantor. Thereafter, the Borrower shall cause any Person which becomes a Material Subsidiary to become a party to, and agree to be bound by the terms of, the Guaranty and the Indemnity, Subrogation and Contribution Agreement pursuant to joinder agreements in form and substance satisfactory to the Administrative Agent executed and delivered to the Administrative Agent within 10 Domestic Business Days after the day on which such Person became a Material Subsidiary (and in the case of the first Material Subsidiary becoming a party to the Guaranty pursuant to this Section following the Spin-Off Date, instead of a joinder agreement to the Indemnity, Subrogation and Contribution Agreement, the Borrower, the Initial Guarantor and such Material Subsidiary shall execute and deliver to the Administrative Agent the Indemnity, Subrogation and Contribution Agreement). The Borrower shall also cause the items specified in Section 4.01(c) and (e) to be delivered to the Administrative Agent concurrently with the joinder agreements (or the Indemnity, Subrogation and Contribution Agreement, as the case may be) referred to above, modified appropriately to refer to such joinder agreements (or the Indemnity, Subrogation and Contribution Agreement, as the case may be) and such Material Subsidiary (and, in the case of the Indemnity, Subrogation and Contribution Agreement, the Initial Guarantor and the Borrower).

                                  ARTICLE VII

                               NEGATIVE COVENANTS

         The Borrower covenants and agrees that, so long as any Lender has any Commitment or any amount payable under this Agreement or any other Loan Document remains unpaid:

         SECTION 7.01 USE OF PROCEEDS. No portion of the proceeds of the Loans will be used by the Borrower or any Subsidiary (i) in connection with, whether directly or indirectly, any tender offer for, or other acquisition of, stock of any corporation with a view towards obtaining control of such other corporation, unless the provisions of Section 7.06 would not be violated, (ii) directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock, or (iii) for any purpose in violation of any applicable law or regulation.

         SECTION 7.02 CONSOLIDATIONS, MERGERS AND SALES OF ASSETS. Other than consummation of the Spin-Off Transaction, the Borrower will not, nor will it permit any Subsidiary to, consolidate or merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, or discontinue or eliminate any business line or segment, provided that
(a) the Borrower may merge with another Person if (i) such Person was organized under the laws of the United States of America or one of its states, (ii) the Borrower is the corporation surviving such merger and (iii) immediately after giving effect to such merger, no Default shall have occurred and be continuing,
(b) Subsidiaries of the Borrower may merge with one another, and (c) the foregoing limitation on the sale, lease or other transfer of assets and on the discontinuation or elimination of a business line or segment shall not prohibit
(i) the sale of inventory or the sale or transfer of other assets, of the Borrower or any Subsidiary, in any case in the ordinary course of business, or
(ii) during any Fiscal Quarter, a transfer of assets or the discontinuance or elimination of a business line or segment (in a single transaction or in a series of related transactions) unless the aggregate assets to be so transferred or utilized in a business line or segment to be so discontinued, when combined with all other assets transferred, and all other assets utilized in all other business lines or segments discontinued, during such Fiscal Quarter and the immediately preceding 3 Fiscal Quarters, constituted more than 10% of Consolidated Total Assets at the end of the most recent Fiscal Year immediately preceding such Fiscal Quarter.

         SECTION 7.03 CHANGE IN FISCAL YEAR. Without the prior written consent of the Required Lenders (which consent shall not be unreasonably withheld) the Borrower will not change its Fiscal Year.

         SECTION 7.04 TRANSACTIONS WITH AFFILIATES. Neither the Borrower nor any of its Subsidiaries shall enter into, or be a party to, any transaction with any Affiliate of the Borrower or such Subsidiary (which Affiliate is not the Borrower or a Wholly Owned Subsidiary), except for (i) the Spin-Off Transaction or (ii) as permitted by law and in the ordinary course of business and pursuant to terms which are no less favorable to the Borrower or such Subsidiary than would be obtained in a comparable arm's length transaction with a Person which is not an Affiliate.

         SECTION 7.05 RESTRICTED PAYMENTS. The Borrower will not declare or make any Restricted Payment after September 1, 2001, if the aggregate amount of such Restricted Payments would exceed (a) in the case of the Fiscal Year ending August 31, 2002, the greater of $2,000,000 and 35% of Consolidated Net Income for such Fiscal Year, and (b) in the case of any subsequent Fiscal Year, 35% of cumulative Consolidated Net Income for all fiscal periods beginning September 1, 2001 (excluding in each case in the calculation of Consolidated Net Income those charges set forth on Schedule 7.05 hereto); provided that (i) any Restricted Payment made in connection with the consummation of the Spin-Off Transaction (including the dividends paid with respect to the Fiscal Quarter ending November 30, 2001) shall not be prohibited by this Section or be included as a Restricted Payment for the purpose of determining compliance with this Section and (ii) after giving effect to the payment of any Restricted Payments, no Default shall be in existence or be created thereby.

         SECTION 7.06 INVESTMENTS. Neither the Borrower nor any of its Subsidiaries shall make Investments in any Person except (i) loans or advances to employees not exceeding $1,000,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on the Closing Date; (ii) deposits required by government agencies or public utilities, (iii) Investments in direct obligations of the United States Government maturing within one year, (iv) Investments in certificates of deposit, bankers acceptances and time deposits issued by a United States bank whose long-term certificates of deposit are rated at least A- or the equivalent thereof by S&P and A3 or the equivalent thereof by Moody's, (v) Investments in commercial paper rated A1 or the equivalent thereof by S&P or P1 or the equivalent thereof by Moody's and in either case maturing within 9 months after the date of acquisition, (vi) Investments in tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by S&P and Aa or the equivalent thereof by Moody's, (vii) Acquisitions permitted by Section 7.07,
(viii) Investments in Subsidiaries, (ix) Investments or loans or advances by the Borrower to or in any Guarantor or Investments or loans or advances by any Subsidiary in or to the Borrower or any Guarantor, and (x) other Investments which do not at any time exceed an aggregate amount outstanding equal to $20,000,000; provided, however, immediately after giving effect to the making of any Investment, no Default shall have occurred and be continuing.

         SECTION 7.07 ACQUISITIONS. Neither the Borrower nor any of its Subsidiaries shall consummate, or enter into any agreement providing for the consummation by the Borrower or any of its subsidiaries, of, any Acquisition other than a Permitted Acquisition; provided that the aggregate Purchase Price paid for such Permitted Acquisitions from and after the Closing Date shall not exceed $60,000,000.

         SECTION 7.08 LIMITATION ON LIENS AND SUBSIDIARY DEBT. Neither the Borrower nor any Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, and the Borrower shall not permit any Subsidiary to incur any Debt, except:

                  (a) Liens existing on the date of this Agreement securing Debt outstanding on the date of this Agreement in an aggregate principal amount not exceeding $0;

                  (b) any Lien existing on any specific fixed asset of any corporation at the time such corporation becomes a Subsidiary and not created in contemplation of such event;

                  (c) any Lien on any specific fixed asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring or constructing such asset, provided that such Lien attaches to such asset concurrently with or within 18 months after the acquisition or completion of construction thereof;

                  (d) any Lien on any specific fixed asset of any corporation existing at the time such corporation is merged or consolidated with or into the Borrower or a Subsidiary and not created in contemplation of such event;

                  (e) any Lien existing on any specific fixed asset prior to the acquisition thereof by the Borrower or a Subsidiary and not created in contemplation of such acquisition;

                  (f) Liens securing Debt owing by any Subsidiary to the Borrower;

                  (g) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing paragraphs of this Section, provided that (i) such Debt is not secured by any additional assets, and (ii) the amount of such Debt secured by any such Lien is not increased;

                  (h) Liens for taxes, assessments or other governmental charges or levies not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with generally accepted accounting principles;

                  (i) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law, created in the ordinary course of business and for amounts not past due for more than 60 days or which are being contested in good faith by appropriate proceedings which are sufficient to prevent imminent foreclosure of such Liens, are promptly instituted and diligently conducted and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with generally accepted accounting principles;

                  (j) Liens incurred or deposits made in the ordinary course of business (including, without limitation, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, leases, contracts(other than for the repayment of Debt), statutory obligations and other similar obligations or arising as a result of progress payments under government contracts;

                  (k) easements (including, without limitation, reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, reservations, encroachments, variations and other restrictions, charges or encumbrances (whether or not recorded) affecting the use of real property;

                  (l) Liens with respect to judgments and attachments which do not result in an Event of Default;

                  (m) Liens, deposits or pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), leases (permitted under the terms of this Agreement), public or statutory obligations, surety, stay, appeal, indemnity, performance or other obligations arising in the ordinary course of business;

                  (n) Liens incidental to the conduct of its business or the ownership of its assets which (i) do not secure Debt and (ii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

                  (o)      any Lien on Margin Stock;

                  (p)      Debt owing to the Borrower or a Guarantor; and

                  (q) Liens not otherwise permitted by the foregoing paragraphs of this Section securing Consolidated Debt (other than indebtedness represented by the Notes or the Swing Loan Note), and Debt of Subsidiaries not otherwise permitted by paragraph (p), in an aggregate principal amount at any time outstanding not to exceed 10% of Consolidated Total Assets.

         SECTION 7.09 FIXED CHARGES COVERAGE. At the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending November 30, 2001, the ratio of Income Available for Fixed Charges to Consolidated Fixed Charges for the period of 4 consecutive Fiscal Quarters then ended shall not be less than 1.5 to 1.0.

         SECTION 7.10 LEVERAGE RATIO. As of the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending November 30, 2001, the Leverage Ratio for the period of 4 consecutive Fiscal Quarters then ended will not at any time exceed 3.0 to 1.00.

         SECTION 7.11 MINIMUM STOCKHOLDERS EQUITY. Stockholders Equity will at no time be less than $210,000,000 plus the sum of (i) 50% of the cumulative Reported Net Income of the Borrower and its Consolidated Subsidiaries during any period after August 31, 2001 (taken as one accounting period), calculated quarterly at the end of each Fiscal Quarter but excluding from such calculations of Reported Net Income for purposes of this clause (i), any Fiscal Quarter in which the Reported Net Income of the Borrower and its Consolidated Subsidiaries is negative, and (ii) 100% of the cumulative Net Proceeds of Capital Stock received during any period after August 31, 2001, calculated quarterly at the end of each Fiscal Quarter.

         SECTION 7.12 MULTIEMPLOYER PLANS. The Borrower shall not permit the aggregate complete or partial withdrawal liability under Title IV of ERISA with respect to Multiemployer Plans incurred by the Borrower and members of the Controlled Group to exceed $1,000,000 at any time. For purposes of this Section 7.12, the amount of withdrawal liability of the Borrower and members of the Controlled Group at any date shall be the aggregate present value of the amount claimed to have been incurred less any portion thereof which the Borrower and members of the Controlled Group have paid or as to which the Borrower reasonably believes, after appropriate consideration of possible adjustments arising under Sections 4219 and 4221 of ERISA, it and members of the Controlled Group will have no liability, provided that the Borrower shall obtain prompt written advice from independent actuarial consultants supporting such determination.

         SECTION 7.13 NO RESTRICTIVE AGREEMENT. Except for the Loan Documents, the Borrower will not, nor will it permit any of its Subsidiaries to, enter into, after the date of this Agreement, any indenture, agreement, instrument or other arrangement that, directly or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, any of the following by the Borrower or any Subsidiary: the incurrence or payment of Debt, the granting of Liens, the declaration or payment of dividends or other distributions in respect of stock of the Borrower or any Subsidiary, the making of loans, advances or Investments or the sale, assignment, transfer or other disposition or property, real, personal or mixed, tangible or intangible; provided, however, that any such indenture, agreement, instrument or other arrangement executed and delivered by the Borrower for the sole purpose of financing the acquisition of assets of the Borrower may impose materially adverse conditions solely upon the sale, assignment, transfer or other disposition of the assets being financed pursuant to such indenture, agreement, instrument or other arrangement.

                                  ARTICLE VIII

                                    DEFAULTS

         SECTION 8.01 EVENTS OF DEFAULT. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

                  (a) the Borrower shall fail to pay when due any principal of any Loan or any Reimbursement Obligation or shall fail to pay any interest on any Loan within 5 Domestic Business Days after such interest shall become due, or shall fail to pay any fee or other amount payable hereunder within 5 Domestic Business Days after such fee or other amount becomes due; or

                  (b) the Borrower shall fail to observe or perform any covenant contained in Sections 6.01(d) or 6.02(ii) or Article VII; or

                  (c) the Borrower shall fail to observe or perform any covenant or agreement contained or incorporated by reference in this Agreement (other than those covered by paragraph (a) or (b) above) and such failure shall not have been cured within 30 days after the earlier to occur of (i) written notice thereof has been given to the Borrower by the Administrative Agent at the request of any Lender or (ii) the Borrower otherwise becomes aware of any such failure; or

                  (d) any representation, warranty, certification or statement made by the Borrower in Article V of this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect or misleading in any material respect when made (or deemed made); or

                  (e) the Borrower or any Subsidiary shall fail to make any payment in respect of Debt outstanding in an aggregate principal amount equal to or greater than $5,000,000 (other than the Notes and the Swing Loan Note) after any applicable grace period (or if there are no applicable grace periods, when due); or

                  (f) any event or condition shall occur which results in the acceleration of the maturity of Debt outstanding in an aggregate principal amount equal to or greater than $5,000,000 of the Borrower or any Subsidiary (including, without limitation, any required mandatory prepayment or "put" of such Debt to the Borrower or any Subsidiary) or enables (or, with the giving of notice or lapse of time or both, would enable) the holders of such Debt or commitment or any Person acting on such holders' behalf to accelerate the maturity thereof or terminate any such commitment (including, without limitation, any required mandatory prepayment or "put" of such Debt to the Borrower or any Subsidiary); or

                  (g) the Borrower or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally, or shall admit in writing its inability, to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

                  (h) an involuntary case or other proceeding shall be commenced against the Borrower or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect; or

                  (i) if any of the following shall occur and could reasonably be expected to have, alone or in the aggregate, a Material Adverse
Effect: the Borrower or any member of the Controlled Group shall fail to pay when due any material amount which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans shall be filed under Title IV of ERISA by the Borrower, any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated; or

                  (j) one or more judgments or orders for the payment of money in an aggregate amount in excess of $5,000,000 shall be rendered against the Borrower or any Subsidiary and such judgment or order shall continue unsatisfied or unstayed for a period of 30 days; or

                  (k) a federal tax lien shall be filed against the Borrower or any Subsidiary under Section 6323 of the Code or a lien of the PBGC shall be filed against the Borrower or any Subsidiary under Section 4068 of ERISA and in either case such lien shall remain undischarged for a period of 30 days after the date of filing; or

                  (l) (i) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange

Commission under the Securities Exchange Act of 1934) of 20% or more of the outstanding shares of the voting stock of the Borrower; or (ii) as of any date a majority of the Board of Directors of the Borrower consists of individuals who were not either (A) directors of the Borrower as of the corresponding date of the previous year, (B) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause (A), or (C) selected or nominated to become directors by the Board of Directors of the Borrower of which a majority consisted of individuals described in clause (A) and individuals described in clause (B); or

                  (m) if the Guaranty shall cease to be in full force and effect, or if any Guarantor or any Person on behalf of Guarantor shall deny or disaffirm any Guarantor's obligations under the Guaranty or shall assert that any obligations under the Guaranty are invalid or unenforceable.

then, and in every such event, (i) the Administrative Agent shall, if requested by the Required Lenders, by notice to the Borrower terminate the Commitments and they shall thereupon terminate, and (ii) the Administrative Agent shall, if requested by the Required Lenders, by notice to the Borrower declare the Notes and the Swing Loan Note (together with accrued interest thereon), and all other amounts payable hereunder and under the other Loan Documents, to be, and the Notes and the Swing Loan Note (together with accrued interest thereon), and all other amounts payable hereunder and under the other Loan Documents shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, together with interest at the Default Rate accruing on the principal amount thereof from and after the date of such Event of Default; provided that if any Event of Default specified in paragraph (g) or (h) above occurs with respect to the Borrower, without any notice to the Borrower or any other act by the Administrative Agent or the Lenders, the Commitments shall thereupon terminate and the Notes and the Swing Loan Note (together with accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents shall automatically and without notice become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, together with interest thereon at the Default Rate accruing on the principal amount thereof from and after the date of such Event of Default. Notwithstanding the foregoing, the Administrative Agent shall have available to it all other remedies at law or equity.

         In addition to the foregoing, if an Event of Default shall have occurred and be continuing, the Borrower, automatically and immediately and without the need for any demand by the Agent or any Lender, shall be obligated to deposit with the Administrative Agent cash collateral in an amount equal to 100% of the aggregate undrawn amounts available under all outstanding Letters of Credit.

                                   ARTICLE IX

                            THE ADMINISTRATIVE AGENT

         SECTION 9.01 APPOINTMENT; POWERS AND IMMUNITIES. Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to act as its Administrative Agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Administrative Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. The Administrative Agent: (a) shall have no duties or responsibilities except as expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee for any Lender; (b) makes no warranty or representation to any Lender and shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any Lender under, this Agreement or any other Loan Document, or for the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by the Borrower to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Lenders, and then only on terms and conditions satisfactory to the Administrative Agent, and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Loan Document or any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct. The Administrative Agent may employ Administrative Agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such Administrative Agents or attorneys-in-fact selected by it with reasonable care. The provisions of this
Article IX are solely for the benefit of the Administrative Agent and the Lenders, and the Borrower shall not have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and under the other Loan Documents, the Administrative Agent shall act solely as Administrative Agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Borrower. The duties of the Administrative Agent shall be ministerial and administrative in nature, and the Administrative Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender.

         SECTION 9.02 RELIANCE BY ADMINISTRATIVE AGENT. The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants or other experts selected by the Administrative Agent. As to any matters not expressly provided for by this Agreement or any other Loan Document, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and thereunder in accordance with instructions signed by the Required Lenders, and such instructions of the Required Lenders in any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

         SECTION 9.03 DEFAULTS. The Administrative Agent shall not be deemed to have knowledge of the occurrence of a Default or an Event of Default (other than the nonpayment of principal of or interest on the Loans) unless the Administrative Agent has received notice from a Lender or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default or an Event of Default, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall (subject to Section 11.06) take such action hereunder with respect to such Default or Event of Default as shall be directed by the Required Lenders, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

         SECTION 9.04 RIGHTS OF ADMINISTRATIVE AGENT AND ITS AFFILIATES AS A LENDER. With respect to its Commitment and the Loans made by it and any of its Affiliates, Wachovia (and any successor acting as Administrative Agent hereunder) in its capacity as a Lender hereunder and any Affiliate of Wachovia in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include Wachovia in its individual capacity and any Affiliate of the Administrative Agent in its individual capacity. Wachovia (and any successor acting as Administrative Agent hereunder) and any Affiliate thereof may (without having to account therefor to any Lender) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrower (and any of the Borrower's Affiliates) as if it were not acting as the Administrative Agent, and Wachovia and any Affiliate thereof may accept fees and other consideration from the Borrower or any Subsidiary or Affiliate thereof for services in connection with this Agreement or any other Loan Document or otherwise without having to account for the same to the Lenders.

         SECTION 9.05 INDEMNIFICATION. Each Lender severally agrees to indemnify the Administrative Agent, to the extent the Administrative Agent shall not have been reimbursed by the Borrower, ratably in accordance with its Commitment, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any other Loan Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses that the Borrower is obligated to pay under Section 11.03 or any amount the Borrower is obligated to pay under Section 11.04, but excluding, unless a Default has occurred and is continuing, the normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or any such other documents; provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Administrative Agent. If any indemnity furnished to the Administrative Agent for any purpose shall, in the opinion of the Administrative Agent, be insufficient or become impaired, the Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

         SECTION 9.06 CONSEQUENTIAL DAMAGES. THE ADMINISTRATIVE AGENT SHALL NOT BE RESPONSIBLE OR LIABLE TO ANY LENDER, THE BORROWER OR ANY OTHER PERSON OR ENTITY FOR ANY PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF THIS

AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         SECTION 9.07 REGISTERED HOLDER OF LOAN TREATED AS OWNER. The Administrative Agent may deem and treat each Person in whose name a Loan is registered as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Administrative Agent and the provisions of Section 11.08(c) have been satisfied. Any requests, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of that Note or of any Note or Notes issued in exchange therefor or replacement thereof.

         SECTION 9.08 NONRELIANCE ON ADMINISTRATIVE AGENT AND OTHER LENDERS. Each Lender agrees that it has, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and decision to enter into this Agreement and that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. The Administrative Agent shall not be required to keep itself (or any Lender) informed as to the performance or observance by the Borrower of this Agreement or any of the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of the Borrower or any other Person. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder or under the other Loan Documents, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower or any other Person (or any of their Affiliates) which may come into the possession of the Administrative Agent or any of its Affiliates.

         SECTION 9.09 FAILURE TO ACT. Except for action expressly required of the Administrative Agent hereunder or under the other Loan Documents, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction by the Lenders of their indemnification obligations under Section 9.05 against any and all liability and expense which may be incurred by the Administrative Agent by reason of taking, continuing to take, or failing to take any such action.

         SECTION 9.10 SUCCESSOR ADMINISTRATIVE AGENT. The Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent's notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent. Any successor Administrative Agent shall be a United States bank or other financial institution which has a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative

Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article IX shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder.

         SECTION 9.11 OTHER AGENTS. The Borrower and each Lender hereby acknowledges that any Lender designated as an "Agent" on the signature pages hereof (other than the Administrative Agent) shall not have any obligations, duties or liabilities hereunder other than in its capacity as a Lender.

                                   ARTICLE X

                      CHANGE IN CIRCUMSTANCES; COMPENSATION

         SECTION 10.01 BASIS FOR DETERMINING INTEREST RATE INADEQUATE OR UNFAIR. If on or prior to the first day of any Interest Period:

                  (a) the Administrative Agent determines that deposits in Dollars (in the applicable amounts) are not being offered in the relevant market for such Interest Period, or

                  (b) the Required Lenders advise the Administrative Agent that the London Interbank Offered Rate as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Lenders of funding Euro-Dollar Loans for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Borrower and the Lenders, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Lenders to make Euro-Dollar Loans specified in such notice, or to permit continuations or conversions into Euro-Dollar Loans, shall be suspended. Unless the Borrower notifies the Administrative Agent at least 2 Euro-Dollar Business Days before the date of any Borrowing of Euro-Dollar Loans for which a Notice of Borrowing has previously been given, or continuation or conversion into such Euro-Dollar Loans for which a Notice of Continuation or Conversion has previously been given, that it elects not to borrow or so continue or convert on such date, such Borrowing shall instead be made as a Base Rate Borrowing, or such Euro-Dollar Loan shall be converted to a Base Rate Loan.

         SECTION 10.02 ILLEGALITY. If, after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein or any existing or future law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof (any such agency being referred to as an "Authority" and any such event being referred to as a "Change of Law"), or compliance by the Letter of Credit Issuer or any Lender (or its Lending Office) with any request or directive (whether or not having the force of law) of any Authority shall make it unlawful or impossible for the Letter of Credit Issuer or any Lender (or its Lending Office) to make, maintain or fund its Euro-Dollar Loans and the Letter of Credit Issuer or such Lender shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Lenders and the Borrower, whereupon until the Letter of Credit Issuer or such Lender notifies the Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of the Letter of Credit Issuer or such Lender to make or permit continuations or conversions of Euro-Dollar Loans and the obligation of the Letter of Credit Issuer to issue the Letter of Credit, as applicable. Before giving any notice to the Administrative Agent pursuant to this Section, the Letter of Credit Issuer or such Lender shall designate a different Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of the Letter of Credit Issuer or such Lender, be otherwise disadvantageous to the Letter of Credit Issuer or such Lender. If such Lender shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans to maturity, and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each Euro-Dollar Loan of such Lender, together with accrued interest thereon and any amount due such Lender pursuant to Section 10.05(a). Concurrently with prepaying each such Euro-Dollar Loan, the Borrower shall borrow a Base Rate Loan in an equal principal amount from such Lender (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Lenders), and such Lender shall make such a Base Rate Loan.

         SECTION 10.03 INCREASED COST AND REDUCED RETURN.

                  (a) If after the date hereof, a Change of Law or compliance by the Letter of Credit Issuer or any Lender (or its Lending Office) with any request or directive (whether or not having the force of law) of any
Authority:

                           (i) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Euro-Dollar Loan any such requirement included in an applicable Euro-Dollar Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by the Letter of Credit Issuer or any Lender (or its Lending Office); or

                           (ii) shall impose on the Letter of Credit Issuer or any Lender (or its Lending Office) or on the London interbank market any other condition affecting its Euro-Dollar Loans, its Notes or its obligation to make Euro-Dollar Loans, or the Letters of Credit, the obligation of the Letter of Credit Issuer to issue any Letter of Credit or the obligation of any Lender to purchase a participation interest in any such Letter of Credit;

and the result of any of the foregoing is to increase the cost to the Letter of Credit Issuer or such Lender (or its Lending Office) of making or maintaining any Letter of Credit or any Loan, as applicable, or to reduce the amount of any sum received or receivable by the Letter of Credit Issuer or such Lender (or its Lending Office) under this Agreement or under its Notes with respect thereto, by an amount deemed by the Letter of Credit Issuer or such Lender to be material, then, within 15 days after demand by the Letter of Credit Issuer or such Lender (with a copy to the Administrative Agent), the Borrower shall pay to the Letter of Credit Issuer or such Lender such additional amount or amounts as will compensate such Letter of Credit Issuer or Lender for such increased cost or reduction.

                  (b) If any Lender shall have determined that after the date hereof the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof, or compliance by any Lender (or its Lending Office or the bank holding company of which such Lender is a Subsidiary) with any request or directive regarding capital adequacy (whether or not having the force of law) of any Authority, has or would have the effect of reducing the rate of return on such Lender's (or such bank holding company's) capital as a consequence of its obligations hereunder to a level below that which the Letter of Credit Issuer or such Lender (or such bank holding company) could have achieved but for such adoption, change or compliance (taking into consideration the Letter of Credit Issuer or such Lender's (or such bank holding company's) policies with respect to capital adequacy) by an amount deemed by the Letter of Credit Issuer or such Lender to be material, then from time to time, within 15 days after demand by the Letter of Credit Issuer or such Lender, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender (or such bank holding company) for such reduction.

                  (c) The Letter of Credit Issuer or affected Lender, as applicable, will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle the Letter of Credit Issuer or such Lender to compensation pursuant to this Section and will (in the case of a Lender) designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to such Lender. A reasonably detailed certificate of the Letter of Credit Issuer or any Lender claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, the Letter of Credit Issuer or such Lender may use any reasonable averaging and attribution methods.

                  (d) The provisions of this Section 10.03 shall be applicable with respect to any Participant or Assignee, and any calculations required by such provisions shall be made based upon the circumstances of such Participant or Assignee.

         SECTION 10.04 BASE RATE LOANS SUBSTITUTED FOR EURO-DOLLAR LOANS. If (i) the obligation of any Lender to make or maintain Euro-Dollar Loans has been suspended pursuant to Section 10.02 or (ii) any Lender has demanded compensation under Section 10.03, and the Borrower shall, by at least 5 Euro-Dollar Business Days' prior notice to such Lender through the Administrative Agent, have elected that the provisions of this Section shall apply to such Lender, then, unless and until such Lender notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply:

                  (a) all Loans which would otherwise be made by such Lender as, or permitted to be continued as or converted into Euro-Dollar Loans shall instead be made as or converted into Base Rate Loans, (in all cases interest and principal on such Loans shall be payable contemporaneously with the related Euro-Dollar Loans of the other Lenders), and

                  (b) after each of its Euro-Dollar Loans has been repaid, all payments of principal which would otherwise be applied to repay such Euro-Dollar Loans shall be applied to repay its Base Rate Loans instead.

         SECTION 10.05 COMPENSATION. Upon the request of any Lender, delivered to the Borrower and the Administrative Agent, the Borrower shall pay to such Lender such amount or amounts as shall compensate such Lender for any loss, cost or expense incurred by such Lender as a result of:

                  (a) any payment or prepayment (pursuant to Section 2.10, 2.12, 8.01, 10.02 or otherwise) of a Euro-Dollar Loan on a date other than the last day of an Interest Period for such Loan; or

                  (b) any failure by the Borrower to prepay a Euro-Dollar Loan on the date for such prepayment specified in the relevant notice of prepayment hereunder; or

                  (c) any failure by the Borrower to borrow a Euro-Dollar Loan on the date for the Borrowing of which such Euro-Dollar Loan;

such compensation to include, without limitation, an amount equal to the excess, if any, of (x) the amount of interest which would have accrued on the amount so paid or prepaid or not prepaid or borrowed for the period from the date of such payment, prepayment or failure to prepay or borrow to the last day of the then current Interest Period for such Euro-Dollar Loan (or, in the case of a failure to prepay or borrow, the Interest Period for such Euro-Dollar Loan which would have commenced on the date of such failure to prepay or borrow) at the applicable rate of interest for such Euro-Dollar Loan provided for herein over
(y) the amount of interest (as reasonably determined by such Lender) such Lender would have paid on deposits in Dollars of comparable amounts having terms comparable to such period placed with it by leading lenders in the London interbank market (if such Loan is a Euro-Dollar Loan). A reasonably detailed certificate of any Lender claiming compensation under this Section and setting forth the amount to be paid to it hereunder shall be conclusive in the absence of manifest error.

         SECTION 10.06 REPLACEMENT OF LENDERS. If any Lender (a "Notice Lender") makes demand for amounts owed under Section 10.03 (other than due to any change in the Eurodollar Reserve Percentage), or gives notice under Section 10.02 that it can no longer participate in Euro-Dollar Loans, then in each case the Borrower shall have the right, if no Default or Event of Default exists, and subject to the terms and conditions set forth in Section 11.08(c), to designate an assignee (a "Replacement Lender") to purchase the Notice Lender's share of outstanding Loans and all other obligations hereunder and to assume the Notice Lender's obligations to the Borrower under this Agreement; provided, that, any Replacement Lender must be reasonably acceptable to the Administrative Agent (and, in any event, may not be an Affiliate of the Borrower). Subject to the foregoing, the Notice Lender agrees to assign to the Replacement Lender its share of outstanding Loans and its Commitment, and to delegate to the Replacement Lender its obligations to the Borrower under this Agreement and its future obligations to the Administrative Agent under this Agreement, all in accordance with Section 11.08(c). Upon such sale and delegation by the Notice Lender and the purchase and assumption by the Replacement Lender, and compliance with the provisions of Section 11.08(c), the Notice Lender shall cease to be a "Lender" hereunder and the Replacement Lender shall become a "Lender" under this Agreement; provided, however, that any Notice Lender shall continue to be entitled to the indemnification provisions contained elsewhere herein.

                                   ARTICLE XI

                                  MISCELLANEOUS

         SECTION 11.01 NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including telecopier or similar writing) and shall be given to such party at its address or telecopier number set forth on the signature pages hereof or such other address or telecopier number as such party may hereafter specify for the purpose by notice to each other party; provided that from and after the Spin-Off Date, notices, requests and other communications to be given to the Borrower shall be addressed to the attention of Brock A. Hattox, Phone: (404) 853-1215, Fax: (404) 853-1272. Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and the confirmation is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Administrative Agent under Article II or Article X shall not be effective until received.

         SECTION 11.02 NO WAIVERS. No failure or delay by the Administrative Agent or any Lender in exercising any right, power or privilege hereunder or under any Note or the Swing Loan Note or other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 11.03 EXPENSES; DOCUMENTARY TAXES. The Borrower shall pay (i) all reasonable out-of-pocket expenses of the Administrative Agent, including actual and reasonable fees and disbursements of special counsel for the Administrative Agent, in connection with the preparation of this Agreement and the other Loan Documents, any waiver or consent hereunder or thereunder or any amendment hereof or thereof or any Default or alleged Default hereunder or thereunder and (ii) if a Default occurs, all reasonable out-of-pocket expenses incurred by the Administrative Agent and the Lenders, including actual and reasonable fees and disbursements of counsel, in connection with such Default and collection and other enforcement proceedings resulting therefrom, including reasonable out-of-pocket expenses incurred in enforcing this Agreement and the other Loan Documents. The Borrower shall indemnify the Administrative Agent and each Lender against any transfer taxes, documentary taxes, assessments or charges made by any Authority by reason of the execution and delivery of this Agreement or the other Loan Documents.

         SECTION 11.04 INDEMNIFICATION. The Borrower shall indemnify the Administrative Agent, the Lenders and each Affiliate thereof and their respective directors, officers, employees and Administrative Agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from any transaction contemplated by this Agreement or any other Loan Document or any actual or proposed use by the Borrower of the proceeds of any extension of credit by any Lender hereunder or breach by the Borrower of this Agreement or any other Loan Document or from any investigation, litigation (including, without limitation, any actions taken by the Administrative Agent or any of the Lenders to enforce this Agreement or any of the other Loan Documents) or other proceeding (including, without limitation, any threatened investigation or proceeding) relating to the foregoing, and the Borrower shall reimburse the Administrative Agent and each Lender, and each Affiliate thereof and their respective directors, officers, employees and Administrative Agents, upon demand for any expenses (including, without limitation, actual and reasonable legal fees) incurred in connection with any such investigation or proceeding; but excluding any such losses, liabilities, claims, damages or expenses which are determined by a final judgment of a court to have been incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified. In the case of any investigation, litigation or other proceeding to which the indemnity in this Section applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Borrower or any Subsidiary or Affiliate thereof, or any of their respective directors, shareholders, or creditors or an Indemnified Party, or any other Person or any Indemnified Party is otherwise a party thereto and whether or not any transaction contemplated by this Agreement or any other Loan Document is consummated. Without in any way limiting Section 9.06, the Borrower agrees, on its own behalf and on behalf of each of its Subsidiaries and Affiliates, not to assert any claim against the Administrative Agent, any Lender, any of their respective Affiliates, or any of their respective directors, officers, employees, attorneys, agents and advisors, on any theory of liability, for special, indirect, consequential or punitive damages arising out of otherwise relating to this Agreement or any of the other Loan Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of any of the Loans.

         SECTION 11.05 SETOFF; SHARING OF SETOFFS.

                  (a) The Borrower hereby grants to the Administrative Agent and each Lender and to Wachovia as to the Swing Loan Note a right of set-off for all indebtedness and obligations owing to them from the Borrower against all deposits or deposit accounts, of any kind, or any interest in any deposits or deposit accounts thereof, now or hereafter pledged, mortgaged, transferred or assigned to the Administrative Agent or any such Lender or Wachovia or otherwise in the possession or control of the Administrative Agent or any such Lender or Wachovia for any purpose for the account or benefit of the Borrower and including any balance of any deposit account or of any credit of the Borrower with the Administrative Agent or any such Lender or Wachovia, whether now existing or hereafter established hereby authorizing the Administrative Agent and each Lender or Wachovia at any time or times with or without prior notice during the existence of an Event of Default to apply such balances or any part thereof to such of the indebtedness and obligations owing by the Borrower to the Lenders and/or the Administrative Agent or Wachovia then past due and in such amounts as they may elect, and whether or not the collateral, if any, or the responsibility of other Persons primarily, secondarily or otherwise liable may be deemed adequate. For the purposes of this paragraph, all remittances and property shall be deemed to be in the possession of the Administrative Agent or any such Lender or Wachovia as soon as the same may be put in transit to it by mail or carrier or by other bailee. Any Lender or Wachovia exercising its right of set-off pursuant to this Section agrees to notify the Borrower of such exercise promptly following such exercise; provided that the failure to give any such notice shall not affect the validity of the exercise of any such right of set-off.

                  (b) Each Lender agrees that if it shall, by exercising any right of setoff or counterclaim or resort to collateral security or otherwise, receive payment of a proportion of the aggregate amount of principal and interest owing with respect to the Note held by it which is greater than the proportion received by any other Lender in respect of the aggregate amount of all principal and interest owing with respect to the Note held by such other Lender, the Lender receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Lenders owing to such other Lenders, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Lenders owing to such other Lenders shall be shared by the Lenders pro rata; provided that (i) nothing in this Section shall impair the right of any Lender to exercise any right of setoff or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Notes, and (ii) if all or any portion of such payment received by the purchasing Lender is thereafter recovered from such purchasing Lender, such purchase from each other Lender shall be rescinded and such other Lender shall repay to the purchasing Lender the purchase price of such participation to the extent of such recovery together with an amount equal to such other Lender's ratable share (according to the proportion of (x) the amount of such other Lender's required repayment to (y) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of setoff or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

         SECTION 11.06 AMENDMENTS AND WAIVERS. Any provision of this Agreement, the Notes or any other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Lenders (and, if the rights or duties of the Administrative Agent are affected thereby, by the Administrative Agent); provided that, no such amendment or waiver shall, (a) unless signed by each Lender directly affected thereby (i) increase the Commitment of any Lender, (ii) reduce the principal of or the rate of interest on any Loan or any fees (other than fees payable to the Administrative Agent) hereunder, (iii) extend the date fixed for any payment of principal of or interest on any Loan or any fees hereunder, (iv) reduce the amount of principal, interest or fees due on any date fixed for the payment thereof, (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the percentage of Lenders, which shall be required for the Lenders or any of them to take any action under this Section or any other provision of this Agreement, (vi) change the manner of application of any payments made under this Agreement or the Notes, (vii) release or substitute all or any substantial part of the collateral (if any) held as security for the Loans, or (viii) release any Guarantee given to support payment of the Loans, or
(b) amend, modify or waive any provision of Section 2.01(b) or the Swing Loan Note without the consent of Wachovia.

         SECTION 11.07 INDEPENDENCE OF COVENANTS. All covenants under this Agreement and the other Loan Documents shall be given independent effect so that if a particular action or condition is not permitted by any such covenant, the fact that it would be permitted by an exception to, or would be otherwise allowed by, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists.

         SECTION 11.08 SUCCESSORS AND ASSIGNS.

                  (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that the Borrower may not assign or otherwise transfer any of its rights or obligations under this Agreement.

                  (b) Any Lender may at any time sell to one or more Persons (each a "Participant") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment hereunder or any other interest of such Lender hereunder. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Note for all purposes under this Agreement, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. In no event shall a Lender that sells a participation be obligated to the Participant to take or refrain from taking any action hereunder except that such Lender may agree that it will not (except as provided below), without the consent of the Participant, agree to (i) the extension of any date fixed for the payment of principal of or interest on the related loan or loans, (ii) the reduction of the amount of any principal, interest or fees due on any date fixed for the payment thereof with respect to the related loan or loans, (iii) the reduction of the principal of the related loan or loans, (iv) any reduction in the rate at which either interest is payable thereon or (if the Participant is entitled to any part thereof) fee is payable hereunder from the rate at which the Participant is entitled to receive interest or fee (as the case may be) in respect of such participation, (v) the release or substitution of all or any substantial part of the collateral (if any) held as security for the Loans, or
(vi) the release of any Guarantee given to support payment of the Loans. Each Lender selling a participating interest to any Person other than an Affiliate or Related Fund of such Lender in any Loan, Note, Commitment or other interest under this Agreement, shall, within 10 Domestic Business Days of such sale, provide the Borrower and the Administrative Agent with written notification stating that such sale has occurred and identifying the Participant and the interest purchased by such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Article X with respect to its participation in Loans outstanding from time to time.

                  (c) Any Lender may at any time assign to one or more commercial banks, finance companies, insurance companies or other financial institution or fund which, in each case, in the ordinary course of business extends credit of the type contemplated herein and whose becoming an assignee would not constitute a prohibited transaction under Section 4975 of ERISA (each an "Assignee") all or a proportionate part of its rights and obligations under this Agreement, the Notes and the other Loan Documents, and such Assignee shall assume all such rights and obligations, pursuant to an LSTA Assignment, executed by such Assignee, such transferor Lender and the Administrative Agent (and, in the case of an Assignee that is not then a Lender or an Affiliate or Related Fund of a Lender), subject to clause (iii) below, by the Borrower); provided that (i) no interest may be sold by a Lender pursuant to this paragraph (c) unless the Assignee shall agree to assume ratably equivalent portions of the transferor Lender's Commitment, (ii) if a Lender is assigning only a portion of its Commitment, then, the amount of the Commitment being assigned (determined as of the effective date of the assignment) shall be in an amount not less than $5,000,000 (except that there shall be no such minimum if the assignment is to any Lender or any Affiliate or Related Fund of any Lender), and (iii) no interest may be sold by a Lender pursuant to this paragraph (c) to any Assignee that is not then a Lender or an Affiliate or Related Fund of a Lender without the consent of the Administrative Agent and (unless an Event of Default has occurred and is continuing) the Borrower, which consent shall not be unreasonably withheld. Upon (A) execution of an LSTA Assignment by such transferor Lender, such Assignee, the Administrative Agent and (if applicable) the Borrower, (B) delivery of an executed copy of the LSTA Assignment to the Borrower and the Administrative Agent, (C) payment by such Assignee to such transferor Lender of an amount equal to the purchase price agreed between such transferor Lender and such Assignee, (D) payment of a processing and recordation fee to the Administrative Agent of (1) if such Assignee is a Lender or an Affiliate or Related Fund of a Lender, $1,000), and (ii) for any other Assignee, $3,500, and (E) recordation of such assignment on the Register, as defined and provided below, such Assignee shall for all purposes be a Lender party to this Agreement and shall have all the rights and obligations of a Lender under this Agreement to the same extent as if it were an original party hereto with a Commitment as set forth in such instrument of assumption, and the transferor Lender shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by the Borrower, the Lenders or the Administrative Agent shall be required. The Borrower hereby designates the Administrative Agent to serve as the Borrower's Administrative Agent, solely for purposes of this Section 11.08(c), to maintain a register (the "Register") on which it will record the Commitments from time to time of each of the Lenders, the Loans made by each of the Lenders and each repayment in respect of the principal amount of the Loans of each Lender. Failure to make any such recordation, or any error in such recordation shall not affect the Borrower's obligations in respect of such Loans. With respect to any Lenders, the transfer of any Commitment of such Lenders and the rights to the principal of, and interest on, any Loan shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitment and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitment and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitment and Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered LSTA Assignment pursuant to this Section 11.08(c). Coincident with the delivery of such an LSTA Assignment to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Commitment and/or Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender any Note evidencing such Commitment and/or Loan, and thereupon one or more new Notes in the aggregate principal amount so assigned shall be issued to the new Lender and, if applicable, a new Note shall be issued to the assigning or transferor Lender in the remaining aggregate principal amount of its Commitment and/or Loan not so assigned. The Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 11.08(c); but excluding any such losses, claims, damages and liabilities which are determined by a final, non-appealable judgment of a court to have been incurred by reason of the gross negligence or willful misconduct of the Administrative Agent. Each Lender agrees to indemnify the Borrower and the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Borrower or the Administrative Agent by reason of the inaccuracy of any information which is furnished by such Lender concerning such Lender or its Lending Office or the amount assigned pursuant to the LSTA Assignment.

                  (d) Subject to the provisions of Section 11.09, the Borrower authorizes each Lender to disclose to any Participant or Assignee and any prospective Participant or Assignee which has executed on LSTA Confidentiality Agreement any and all financial information in such Lender's possession concerning the Borrower which has been delivered to such Lender by the Borrower pursuant to this Agreement or which has been delivered to such Lender by the Borrower in connection with such Lender's credit evaluation prior to entering into this Agreement.

                  (e) No Participant or Assignee shall be entitled to receive any greater payment under Section 10.03 than the transferor Lender would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 10.02 or 10.03 requiring such Lender to designate a different Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

                  (f) Anything in this Section 11.08 to the contrary notwithstanding, any Lender may assign and pledge all or any portion of the Loans and/or obligations owing to it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned Loans and/or obligations made by the Borrower to the assigning and/or pledging Lender in accordance with the terms of this Agreement shall satisfy the Borrower's obligations hereunder in respect of such assigned Loans and/or obligations to the extent of such payment. No such assignment shall release the assigning and/or pledging Lender from its obligations hereunder.

         SECTION 11.09 CONFIDENTIALITY. Unless otherwise agreed to in writing by the Borrower, each Lender and the Administrative Agent hereby agrees to keep all Proprietary Information confidential and not to disclose or reveal any Proprietary Information to any Person other than its (or its Affiliates') directors, officers, employees, agents or representatives who reasonably require such information in connection with their activities concerning this Agreement or the transactions contemplated hereby and to actual or potential Assignees or Participants, and then only upon a confidential basis in any such case; provided, however, that the Administrative Agent or any Lender may disclose Proprietary Information (i) to any other Lender, (ii) to the extent reasonably required in connection with any litigation to which the Administrative Agent, any Lender or their respective Affiliates may be a party, (iii) to the extent reasonably required in connection with the exercise of any remedy hereunder,
(iv) as required by law, rule, regulation or judicial process, (v) to its attorneys, accountants or other consultants (but only on a confidential basis), and (vi) to bank regulatory authorities or other governmental authorities. For purposes of this Agreement, the term "Proprietary Information" shall mean all information about the Borrower or any of its Subsidiaries which has been furnished to the Administrative Agent or any Lender by or on behalf of the Borrower or any of its Subsidiaries before or after the date hereof or which is obtained by any Lender or the Administrative Agent in the course of any visit or inspection made pursuant to Section 6.02; provided, however, that the term "Proprietary Information" does not include information which (x) is or becomes publicly available (other than as a result of a breach of this Section 11.09),
(y) is possessed by or available to the Administrative Agent or any Lender on a non-confidential basis prior to its disclosure to the Administrative Agent or such Lender by the Borrower or any Subsidiary or (z) becomes available to the Administrative Agent or any Lender on a non-confidential basis from a Person which, to the knowledge of the Administrative Agent or such Lender, as the case may be, is not bound by a confidentiality agreement with the Borrower or any of its Subsidiaries and is not otherwise prohibited from transmitting such information to the Administrative Agent or such Lender. In the event the Administrative Agent or any Lender is required to disclose any Proprietary Information by virtue of clause (ii) (but only if and to the extent such disclosure has not been sought by the Administrative Agent or any Lender, and if the Borrower is not a party to such litigation), (iv) or (v) above, to the extent such Lender or the Administrative Agent (as the case may be) determines in good faith that it is permissible by law so to do, it shall promptly notify the Borrower of same so as to allow the Borrower or its Subsidiaries to seek a protective order or to take other appropriate action; provided, however, that neither any Lender nor the Administrative Agent shall be required to delay compliance with any directive to disclose any such information so as to allow the Borrower or any of its Subsidiaries to effect any such action.

         SECTION 11.10 REPRESENTATION BY LENDERS. Each Lender hereby represents that it is a commercial lender or financial institution which makes loans in the ordinary course of its business and that it will make its Loans hereunder for its own account in the ordinary course of such business; provided that, subject to Section 11.08, the disposition of the Note or Notes held by that Lender shall at all times be within its exclusive control.

         SECTION 11.11 OBLIGATIONS SEVERAL. The obligations of each Lender hereunder are several, and no Lender shall be responsible for the obligations or commitment of any other Lender hereunder. Nothing contained in this Agreement and no action taken by the Lenders pursuant hereto shall be deemed to constitute the Lenders to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement or any other Loan Document and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

         SECTION 11.12 GEORGIA LAW. This Agreement, each Note and the Swing Loan Note shall be construed in accordance with and governed by the law of the State of Georgia.

         SECTION 11.13 SEVERABILITY. In case any one or more of the provisions contained in this Agreement, the Notes, the Swing Loan Note or any of the other Loan Documents should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby and shall be enforced to the greatest extent permitted by law.

         SECTION 11.14 INTEREST. In no event shall the amount of interest, and all charges, amounts or fees contracted for, charged or collected pursuant to this Agreement, the Notes, the Swing Loan Note or the other Loan Documents and deemed to be interest under applicable law (collectively, "Interest") exceed the highest rate of interest allowed by applicable law (the "Maximum Rate"), and in the event any such payment is inadvertently received by any Lender, then the excess sum (the "Excess") shall be credited as a payment of principal, unless the Borrower shall notify such Lender in writing that it elects to have the Excess returned forthwith. It is the express intent hereof that the Borrower not pay and the Lenders not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under applicable law. The right to accelerate maturity of any of the Loans does not include the right to accelerate any interest that has not otherwise accrued on the date of such acceleration, and the Administrative Agent and the Lenders do not intend to collect any unearned interest in the event of any such acceleration. All monies paid to the Administrative Agent or the Lenders hereunder or under any of the Notes, the Swing Loan Note or the other Loan Documents, whether at maturity or by prepayment, shall be subject to rebate of unearned interest as and to the extent required by applicable law. By the execution of this Agreement, the Borrower covenants, to the fullest extent permitted by law, that (i) the credit or return of any Excess shall constitute the acceptance by the Borrower of such Excess, and (ii) the Borrower shall not seek or pursue any other remedy, legal or equitable , against the Administrative Agent or any Lender, based in whole or in part upon contracting for charging or receiving any Interest in excess of the Maximum Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by the Administrative Agent or any Lender, all interest at any time contracted for, charged or received from the Borrower in connection with this Agreement, the Notes, the Swing Loan Note or any of the other Loan Documents shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the Commitments. The Borrower, the Administrative Agent and each Lender shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee or premium rather than as Interest and (ii) exclude voluntary prepayments and the effects thereof. The provisions of this Section shall be deemed to be incorporated into each Note, the Swing Loan Note and each of the other Loan Documents (whether or not any provision of this Section is referred to therein). All such Loan Documents and communications relating to any Interest owed by the Borrower and all figures set forth therein shall, for the sole purpose of computing the extent of obligations hereunder and under the Notes, the Swing Loan Note and the other Loan Documents be automatically recomputed by the Borrower, and by any court considering the same, to give effect to the adjustments or credits required by this Section.

         SECTION 11.15 INTERPRETATION. No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

         SECTION 11.16 WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION. The Borrower (a) and each of the Lenders and the Administrative Agent irrevocably waives, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceeding arising out of this Agreement, any of the other Loan Documents, or any of the transactions contemplated hereby or thereby, (b) submits to the nonexclusive personal jurisdiction in Fulton County of the

State of Georgia, the courts thereof and the United States District Courts sitting therein, for the enforcement of this Agreement, the Notes and the other Loan Documents, (c) waives any and all personal rights under the law of any jurisdiction to object on any basis (including, without limitation, inconvenience of forum) to jurisdiction or venue within Fulton County of the State of Georgia for the purpose of litigation to enforce this Agreement, the Notes or the other Loan Documents, and (d) agrees that service of process may be made upon it in the manner prescribed in Section 11.01 for the giving of notice to the Borrower. Nothing herein contained, however, shall prevent the Administrative Agent from bringing any action or exercising any rights against any security and against the Borrower personally, and against any assets of the Borrower, within any other state or jurisdiction.

         SECTION 11.17 COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 11.18 SOURCE OF FUNDS -- ERISA. Each of the Lenders hereby severally (and not jointly) represents to the Borrower that no part of the funds to be used by such Lender to fund the Loans hereunder from time to time constitutes (i) assets allocated to any separate account maintained by such Lender in which any employee benefit plan (or its related trust) has any interest nor (ii) any other assets of any employee benefit plan. As used in this Section, the terms "employee benefit plan" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

         SECTION 11.19 APPLICATION OF EXISTING NSI AGREEMENT.

                  (a) Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document (other than as specifically provided below in paragraph (b) of this Section), (i) prior to the Spin-Off Date, the representations and warranties, covenants and Events of Default (and definitions of defined terms as and where used in such provisions) set forth in this Agreement shall not apply and instead the representations and warranties, covenants and Events of Default (and definitions of defined terms as and where used in such provisions) set forth in the Existing NSI Agreement shall be deemed to apply and shall be incorporated in this Agreement by this reference to the same extent as if fully set forth herein.

         (b)      Notwithstanding paragraph (a) of this Section 11.19, (i)
Section 5.04(b) of this Agreement (and not Section 4.04(b) of the Existing NSI Agreement) shall apply at all times on and after the Closing Date, (ii) Section 8.01(a) of this Agreement (and not Section 6.01 of the Existing NSI Agreement) shall apply at all times on and after the Closing Date, and (iii) references to "Borrower" or "Borrowers," "this Agreement," "Administrative Agent," "Loan" or "Loans," "Note" or "Notes," "Bank" or "Banks," "Default" or "Event of Default," or "Required Banks" contained in any of such representations and warranties, covenants or Events of Default (or definitions of defined terms as and where used in any of such provisions) set forth in the Existing NSI Agreement shall be deemed to refer, respectively, to the Borrower, this Agreement, the Administrative Agent, Loan or Loans, Note, Notes or Swing Loan Notes, a Lender or Lenders, a Default or Event of Default, or Required Lenders, all as such terms are defined in this Agreement.

              [REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.

                          NATIONAL SERVICE INDUSTRIES, INC.,
                          a Delaware corporation



                          By: /s/ Brock A. Hattox                        (SEAL)
                             --------------------------------------------
                          Name:  Brock A. Hattox
                          Title: Executive Vice President and
                                 Chief Financial Officer

                          National Service Industries, Inc.
                          1420 Peachtree Street, N.E.
                          Atlanta, Georgia 30309-3002
                          Attention: Mr. Chet Popkowski
                          Phone: 404-853-1405
                          Fax:   404-853-1330
                          E-mail: chet.popkowski@nationalservice.com


                           with a copy to:


                          National Service Industries, Inc.
                          1420 Peachtree Street, N.E.
                          Atlanta, Georgia 30309-3002
                          Attention: Mr. Ken Murphy
                          Phone: 404-853-1440
                          Fax:   404-853-1015
                          E-mail:  ken.murphy@nationalservice.com

COMMITMENT                       WACHOVIA BANK, N.A., as Administrative Agent,
                                 as a Lender and as the Letter of Credit Issuer
$40,000,000



                                 By: /s/ Karin E. Reel                   (SEAL)
                                    -------------------------------------
                                        Name:  Karin E. Reel
                                        Title  Vice President

                                 Lending Office
                                 --------------
                                 Wachovia Bank, N.A.
                                 191 Peachtree Street, N.E.
                                 Atlanta, Georgia 30303-1757
                                 Attention: Karin E. Reel
                                 Telecopier number:   404-332-4058
                                 Confirmation number: 404-332-5187

                                 SCHEDULE 1.01A

                        List of Spin-Off Draft Documents


1. Agreement and Plan of Distribution, by and between National Service Industries, Inc. and L & C Spinco, Inc.

2. Transition Services Agreement, by and between National Service Industries, Inc. and L & C Spinco, Inc.

3. Tax Disaffiliation Agreement, by and between National Service Industries, Inc., National Service Industries, Inc., and L & C Spinco, Inc.

4. Lease Agreement, by and between NSI Enterprises, Inc. and L & C Spinco, Inc.

5. Employee Benefits Agreement between National Service Industries, Inc. and L & C Spinco, Inc.

6. Indemnification Agreement between L & C Spinco, Inc. and certain Indemnitees identified therein.

                                 SCHEDULE 1.01B

                            Fiscal Year 2002 Charges


NATIONAL SERVICE INDUSTRIES
FIRST QUARTER OF FISCAL YEAR 2002 ESTIMATED NON-RECURRING CHARGES

                                                                             ($000'S)

LINEN             Louisville facility closing/consolidation                   $4,000
                  Ft. Lauderdale facility closing/consolidation               $3,000
                                                                              ------

                                                                      TOTAL   $7,000

                                 SCHEDULE 1.01C

                     Fiscal Year 2001 First Quarter Charges



NATIONAL SERVICE INDUSTRIES
FIRST QUARTER OF FISCAL YEAR 2001 NON-CASH, NON-RECURRING CHARGES

                                                                             ($000'S)
                                                                             --------
LINEN             Little Rock facility closing                                $1,730
                                                                              ------
                                                                     TOTAL    $1,730


                                 SCHEDULE 1.01D

                     Fiscal Year 2001 Fourth Quarter Charges

NATIONAL SERVICE INDUSTRIES
FOURTH QUARTER OF FISCAL YEAR 2001 CHARGES

                                                                           ($000'S)
                                                                          ---------
            Linen             Pension true up                             $     444
                              Legal accrual                                      75
                              Energy bills                                       93
                              Alabama sales tax                                 103
                              Dallas fire                                       250
                              R&D                                               249
                              EEOC claims                                       340
                              FUTA & SUI                                        440
                              Relocation & recruiting                            45
                              Bonus reversal                                   (500)
                                                                          ---------
                                   Other operational                      $   1,539

                              Franklin                                          774
                              Ft. Lauderdale                                    171
                              Lexington                                        (429)
                              Severance                                       1,026
                                                                          ---------
                                   Restructuring                              1,542

                              F&F Dust Property                                 125

                              Workers Comp                                    2,192
                              Medical                                         1,111
                                                                          ---------
                                   Change in Est                              3,303

                              Sales and Use tax                               1,860
                                                                          ---------
                                                Subtotal                  $   8,369

            AECO              A/R                                         $     996
                              Clean-up A/P and intercompany                     465
                                                                          ---------
                                   Other Operational                          1,461

                              California                                      3,078
                              Florida                                         1,495
                              Seaboard                                          210
                              Nashville                                         123
                                                                          ---------
                                   Restructuring                              4,906

                              Obsolete inventory                              2,588

                              Division assets                                    43
                              Baan                                            3,341
                                                                          ---------
                                   Asset writedown                            3,384

                              Workers Comp                                    1,022
                              Medical                                         1,394
                                                                          ---------
                                   Changes in estimates                       2,416

                              Sales & Use tax                                 1,552
                                                                          ---------
                                                Subtotal                  $  16,307
                                                                          ---------

           Corporate         Changes in estimates                               799

                              Asbestos                                       16,116
                                                                          ---------
                                     Subtotal                                16,915

                                     Total                                $  41,591

                                  SCHEDULE 5.08

            NATIONAL SERVICE INDUSTRIES, INC (DELAWARE) SUBSIDIARIES

---------------------------------------------------------------------------------------------------------------------------------
COMPANY NAME                       STATE/COUNTRY OF          DATE OF                US TAX ID              FOREIGN TAX ID
                                   INCORPORATION             INCORPORATION          NUMBER                 NUMBER
---------------------------------------------------------------------------------------------------------------------------------
National Service Industries, Inc.  California                September 25, 1992     77-0319365
---------------------------------------------------------------------------------------------------------------------------------
L & C Spinco, Inc.                 Delaware                  June 27, 2001          58-2632672
---------------------------------------------------------------------------------------------------------------------------------
L&C Lighting Group, Inc.           Delaware                  July 3, 2001           58-2633371
---------------------------------------------------------------------------------------------------------------------------------
The Zep Group, Inc.                Delaware                  July 3, 2001           58-2633373
---------------------------------------------------------------------------------------------------------------------------------
LHP Enterprises, Inc.              Delaware                  July 3, 2001           58-2633376
---------------------------------------------------------------------------------------------------------------------------------
Zep Enterprises, Inc.              Delaware                  July 3, 2001           58-2633378
---------------------------------------------------------------------------------------------------------------------------------
National Service Industries        Alberta, Canada           April 12, 2000                                52-2254351
Canada LP
---------------------------------------------------------------------------------------------------------------------------------
NSI Funding, Inc.                  Delaware                  April 24, 2001         58-2616706
---------------------------------------------------------------------------------------------------------------------------------
LuxFab Limited                     UK                        February 28, 1989                             3704370016439
---------------------------------------------------------------------------------------------------------------------------------
Castlight de Mexico, S.A. de C.V.  Mexico                    September 11, 1990
---------------------------------------------------------------------------------------------------------------------------------
NSI Leasing, Inc.                  Delaware                  October 26, 1994       58-2136874
---------------------------------------------------------------------------------------------------------------------------------
Holophane Canada Inc.              Ontario, Canada           June 20, 1989
---------------------------------------------------------------------------------------------------------------------------------
Productos Lithonia Lighting de     Mexico                    October 20, 1994
Mexico SA de CV
---------------------------------------------------------------------------------------------------------------------------------
Lithonia Lighting de Mexico SA     Mexico                    October 20, 1994                              LLM9410208W4
de CV
---------------------------------------------------------------------------------------------------------------------------------
Servicios Administrativo s de      Mexico                    October 20, 1994                              NIM941020A90
Lithonia Lighting de Mexico de CV
---------------------------------------------------------------------------------------------------------------------------------
Holophane Europe Ltd.              UK                        March 29, 1989                                3702370015907
---------------------------------------------------------------------------------------------------------------------------------
Holophane Lighting Ltd.            UK                        January 4, 1999
(Inactive)
---------------------------------------------------------------------------------------------------------------------------------
Holophane Lichttechnik GMBH        Germany                   January 5, 1996                               HRB 32909
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
COMPANY NAME                       STATE/COUNTRY OF          DATE OF                US TAX ID              FOREIGN TAX ID
                                   INCORPORATION             INCORPORATION          NUMBER                 NUMBER
---------------------------------------------------------------------------------------------------------------------------------
Holophane Alumbrado Iberica SL     Spain                     May 6, 1999
---------------------------------------------------------------------------------------------------------------------------------
C&G Carandini S.A.                 Spain                     December 30, 1926
---------------------------------------------------------------------------------------------------------------------------------
HSA Acquisition Corporation        Ohio                      May 29, 1998           31-1600314
---------------------------------------------------------------------------------------------------------------------------------
ID Limited                         Isle of Man               March 11, 1980
---------------------------------------------------------------------------------------------------------------------------------
Holophane SA de CV                 Mexico                    September 11, 1990
---------------------------------------------------------------------------------------------------------------------------------
Lithonia Lighting do Brasil Ltda   Brazil                    March 23, 1999
---------------------------------------------------------------------------------------------------------------------------------
Selig Company of Puerto Rico       Puerto Rico               January 31, 1964                              66-0256538
---------------------------------------------------------------------------------------------------------------------------------
NSI Insurance Ltd.                 Bermuda                   February 14, 1990                             98-0230326
---------------------------------------------------------------------------------------------------------------------------------
NSI Holdings, Inc.                 Quebec, Canada            January 1, 1990
---------------------------------------------------------------------------------------------------------------------------------
Zep Europe BV                      Netherlands               August 26, 1992
---------------------------------------------------------------------------------------------------------------------------------
Zep Belgium SA                     Belgium                   September 27, 1992
---------------------------------------------------------------------------------------------------------------------------------
Graham International BV            Netherlands               August 14, 1979                               VAT-
                                                                                                           NL008871280B02;
                                                                                                           COC-24131864
---------------------------------------------------------------------------------------------------------------------------------
KEM Europa B.V.                    Netherlands               October 13, 1986                              VAT-
                                                                                                           NL08871280B05;
                                                                                                           COC-20052512
---------------------------------------------------------------------------------------------------------------------------------
Zep Industries B.V.                Netherlands               November 18, 1995
---------------------------------------------------------------------------------------------------------------------------------
Zep Manufacturing B.V.             Netherlands               October 13, 1986
---------------------------------------------------------------------------------------------------------------------------------
Zep Industries SA (Switzerland)    Switzerland               December 16, 1975                             CH-217-0130370-8
---------------------------------------------------------------------------------------------------------------------------------
Zep (Italia) S.R.L.                Italy                     September 29, 1992                            01597840592
---------------------------------------------------------------------------------------------------------------------------------
Zep KEM Italia S.R.L (in           Italy                     September 19, 1992                            01597830593
liquidation since 5/26/95)
---------------------------------------------------------------------------------------------------------------------------------
NSI Chile Ltda                     Chile                     July 20, 2000
---------------------------------------------------------------------------------------------------------------------------------
Keplime BV                         Netherlands               April 23, 1987
---------------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 7.05

              CERTAIN CHARGES EXCLUDED FROM CONSOLIDATED NET INCOME

National Service Industries
After-Tax Charges

($000's)                                                                                      Pre-Tax        After-Tax
                                                                                              -------        ---------
First quarter of Fiscal Year 2002 estimated non-recurring charges per Schedule 1.01B          $ 7,000         $ 4,200

First quarter of Fiscal Year 2001 non-cash, non-recurring charges per Schedule 1.01C          $ 1,730         $ 1,090

Fourth quarter of Fiscal Year 2001 charges per Schedule 1.01D                                 $41,591         $26,202